SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Post-Effective Amendment No.  13   (File No. 33-47302)                 [X]
                                  ----

                                 and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No.  15  (File No. 811-3217)                                 [X]
                   ----

    IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ and TZ

--------------------------------------------------------------------------------
                           (Exact Name of Registrant)

                           IDS Life Insurance Company
--------------------------------------------------------------------------------
                               (Name of Depositor)

70100 AXP Financial Center, Minneapolis, MN                               55474
--------------------------------------------------------------------------------
(Address of Depositor's Principal Executive Offices)                  (Zip Code)

Depositor's Telephone Number, including Area Code                (612) 671-3678
--------------------------------------------------------------------------------

      Mary Ellyn Minenko, 50607 AXP Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

   [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
   [X] on May 1, 2003, pursuant to paragraph (b) of Rule 485
   [ ] 60 days after  filing  pursuant  to  paragraph  (a)(1) of Rule 485
   [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
   [ ] this post-effective amendment designates a new effective date for previously filed post-effective amendment.

Prospectus

May 1, 2003


IDS LIFE

GROUP VARIABLE ANNUITY CONTRACT


GROUP, UNALLOCATED DEFERRED COMBINATION FIXED/VARIABLE ANNUITY



ISSUED BY: IDS LIFE INSURANCE COMPANY (IDS LIFE)
           70100 AXP Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 862-7919

           IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ
           AND TZ

NEW GROUP VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. A prospectus is also available for the American Express(R) Variable Portfolio Funds. Please read the prospectuses carefully and keep them for future reference. IDS Life Accounts PZ, QZ, RZ, SZ and TZ are not available for investment under this contract. This contract is designed to fund employer group retirement plans that qualify as retirement programs under Sections 401 (including 401(k)) and 457 of the Internal Revenue Code of 1986, as amended (the
Code).

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC, and is available without charge by contacting IDS Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are complex investment vehicles. Be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees.


This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents. IDS Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectus. Do not rely on any such information or representations.


IDS Life and its affiliated insurance companies offer several different annuities which your sales representative may be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal or surrender charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

TABLE OF CONTENTS


KEY TERMS                                                                      3
THE CONTRACT IN BRIEF                                                          4
EXPENSE SUMMARY                                                                5
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                    7
FINANCIAL STATEMENTS                                                           8
PERFORMANCE INFORMATION                                                        8
THE VARIABLE ACCOUNTS AND THE FUNDS                                            9
THE FIXED ACCOUNT                                                             10
BUYING THE CONTRACT                                                           11
CHARGES                                                                       11
VALUING THE INVESTMENT                                                        13
WITHDRAWALS, LOANS AND CONVERSIONS                                            14
CONTRACT TRANSFER, MARKET VALUE ADJUSTMENT
  AND CONTRACT TERMINATION                                                    15
CHANGING OWNERSHIP                                                            18
THE ANNUITY PAYOUT PERIOD                                                     18
TAXES                                                                         19
VOTING RIGHTS                                                                 20
OTHER CONTRACTUAL PROVISIONS                                                  20
RECORDKEEPING SERVICES                                                        20
ABOUT THE SERVICE PROVIDERS                                                   21
ADDITIONAL INFORMATION ABOUT IDS LIFE                                         23
ADDITIONAL INFORMATION                                                        30
EXPERTS                                                                       30
IDS LIFE INSURANCE COMPANY FINANCIAL INFORMATION                              31
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION                                         49


             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each variable account before annuity payouts begin.

ANNUITY PAYOUTS: A fixed amount paid at regular intervals.

CLOSE OF BUSINESS: When the New York Stock Exchange (NYSE) closes, normally 4:00 p.m. Eastern time.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT ANNIVERSARY: An anniversary of the effective date of this contract.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: An account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.


FUNDS: Investment options under your contract. You may allocate your purchase payments into variable accounts investing in shares of any or all of these funds.

IDS LIFE: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.

OWNER (YOU, YOUR): The plan sponsor or trustee of the plan.

PARTICIPANT: An eligible employee or other person who is entitled to benefits under the plan.

PLAN: The retirement plan under which the contract is issued and which meets the requirements of Code Sections 401 (including 401(k)) or 457. The contract will not provide any necessary or additional tax deferral because it is used to fund a retirement plan that is already tax deferred.


RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

VALUATION DATE: Any normal business day, Monday through Friday, that the NYSE is open. Each valuation date ends at the close of business. We calculate the value of each variable account at the close of business on each valuation date.

VARIABLE ACCOUNTS: Separate accounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each variable account changes with the performance of the particular fund.

WITHDRAWAL CHARGE: A deferred sales charge that we may apply if the you take a total or partial withdrawal or you transfer or terminate the contract.

             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: The contract is designed to fund employer group retirement plans that meet the requirements of Code Sections 401 (including 401(k)) and 457. The contract provides for the accumulation of values on a fixed and/or variable basis. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value on a fixed basis beginning at a specified date (the retirement date).

The contract will not provide any necessary or additional tax deferral because it is used to fund a retirement plan that is tax deferred. However, the contract has features other than tax deferral that may help in reaching retirement goals. You should consult your tax advisor for an explanation of the tax implications to you.

ACCOUNTS: Currently, the owner may elect to accumulate contract values in any or all of:


- the variable accounts, each of which invests in a fund with a particular investment objective. The value of each variable account varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments allocated to the variable accounts. (p. 9)

- the fixed account, which earns interest at a rate that we adjust periodically. (p. 10)

BUYING THE CONTRACT: We no longer offer new contracts. Generally, purchase payments may be made annually, semiannually, quarterly or monthly or any other frequency we accept. (p. 11)

WITHDRAWALS, LOANS AND CONVERSIONS: You may withdraw all or part of the contract's value at any time. Withdrawals may be subject to charges and IRS penalty taxes and may have tax consequences. Total withdrawals may be subject to a market value adjustment. (p. 14)

You also may request a withdrawal for the purpose of funding loans for participants. A withdrawal for a loan is not subject to withdrawal charges. However, we reserve the right to deduct withdrawal charges from the remaining contract value if there are any unpaid loans at the time of a total withdrawal, contract transfer or termination. (p. 14)

If a participant terminates employment, you may direct us to withdraw a part of the contract value so that the participant can purchase an individual deferred annuity from us. Withdrawal charges will not apply at the time of withdrawal for this conversion. (p. 14)

CONTRACT TRANSFER, MARKET VALUE ADJUSTMENT AND CONTRACT TERMINATION: Subject to certain restrictions, you currently may redistribute contract value among accounts without charge at any time while the contract is in force. (p. 15)

You may direct us to withdraw the total contract value and transfer that value to another funding agent. (p. 15)

If the value of the fixed account is canceled due to total withdrawal, contract transfer or contract termination, we may impose a market value adjustment in addition to applicable contract charges. The amount of the market value adjustment approximates the gain or loss resulting from our sale of assets we purchased with the purchase payments. (p. 16)

Under certain circumstances, we may terminate the contract. (p. 17)


PROHIBITED INVESTMENTS: You cannot offer under the plan any of the following funding vehicles to which future contributions may be made:

-    guaranteed investment contracts;

-    bank investment contracts;

-    annuity contracts with fixed and/or variable accounts; or


-    funding vehicles providing a guarantee of principal. (p. 17)

CHANGING OWNERSHIP: In general, ownership of the contract may not be transferred. (p. 18)

ANNUITY PAYOUTS: You can direct us to begin retirement payouts to a payee under an annuity payout plan that begins on the participant's retirement date. You may choose from a variety of plans, or we may agree to other payout arrangements. The annuity payout plan you select must meet the requirements of the plan. Payouts will be made on a fixed basis. (p. 18)

TAXES: Generally there is no federal income tax to participants on contributions made to the contract or on increases in the contract's value until distributions are made (under certain circumstances, IRS penalty taxes and other tax consequences may apply). (p. 19)


CHARGES: We assess certain charges in connection with your contract:

-    $125 quarterly ($500 annual) contract administrative charge;

- 1.00% mortality and expense risk fee (if you make allocations to one or more variable accounts);

-    withdrawal charge; and

-    the operating expenses of the funds in which the variable accounts invest.


RECORDKEEPER: We must approve any person or entity authorized by you to administer recordkeeping services for the plan and participants. (p. 20)


             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

EXPENSE SUMMARY


THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT ARE PAID WHEN BUYING, OWNING AND WITHDRAWING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AND MAY PAY WHEN YOU WITHDRAW THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(Contingent deferred sales load as a percentage of amount withdrawn)



                                                                   WITHDRAWAL CHARGE
                              CONTRACT YEAR                            PERCENTAGE
                                    1                                     6%
                                    2                                     6
                                    3                                     5
                                    4                                     4
                                    5                                     3
                                    6                                     2
                                    7                                     1
                                    Thereafter                            0



THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

PERIODIC EXPENSES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE                   Guaranteed: $1,000 ($250 per quarter)
                                                        Current:    $  500 ($125 per quarter)



ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average variable account value)



MORTALITY AND EXPENSE RISK FEE                                                 1%



ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)



                                                                                MINIMUM    MAXIMUM
Total expenses before contractual fee waivers and/or expense reimbursements       .69%      1.08%



TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                          GROSS TOTAL
                                               MANAGEMENT       12b-1         OTHER         ANNUAL
                                                  FEES          FEES         EXPENSES      EXPENSES
AXP(R) Variable Portfolio -
        Bond Fund                                 .60%           .13%          .07%          .80%(1)
        Capital Resource Fund                     .62            .13           .05           .80
        Cash Management Fund                      .51            .13           .05           .69
        Extra Income Fund                         .62            .13           .08           .83
        Global Bond Fund                          .84            .13           .11          1.08
        International Fund                        .84            .13           .10          1.07
        Managed Fund                              .60            .13           .04           .77
        NEW DIMENSIONS FUND(R)                    .61            .13           .05           .79
        Strategy Aggressive Fund                  .62            .13           .06           .81



(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2002.


             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. This example assumes the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on this assumption, your costs would be:



                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                   AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                 1 YEAR      3 YEARS     5 YEARS      10 YEARS        1 YEAR     3 YEARS    5 YEARS      10 YEARS
                $ 829.50   $ 1,207.28   $ 1,511.27   $ 2,595.47      $ 229.50   $ 707.28   $ 1,211.27   $ 2,595.47



MINIMUM EXPENSES. This example assumes the minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on this assumption, your costs would be:



                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                   AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                 1 YEAR      3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS    5 YEARS      10 YEARS
                $ 789.52   $ 1,086.40   $ 1,308.31  $ 2,183.18       $ 189.52   $ 586.40  $ 1,008.31    $ 2,183.18



* In these examples, the $500 contract administrative charge is approximated as a .159% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to the contract by the total average net assets that are attributable to the contract.


             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION
(Unaudited)

The following tables give per-unit information about the financial history of each variable account.


YEAR ENDED DEC. 31,                                         2002           2001           2000           1999           1998
-------------------------------------------------------------------------------------------------------------------------------
ACCOUNT G (INVESTING IN SHARES OF AXP(R) VARIABLE
  PORTFOLIO - BOND FUND)
Accumulation unit value at beginning of period          $      5.91    $      5.54    $      5.31    $      5.27    $      5.25
Accumulation unit value at end of period                $      6.17    $      5.91    $      5.54    $      5.31    $      5.27
Number of accumulation units outstanding
  at end of period (000 omitted)                            152,852        182,068        186,284        238,818        287,881
Ratio of operating expense to average net assets               1.00%          1.00%          1.00%          1.00%          1.00%

ACCOUNT F (INVESTING IN SHARES OF AXP(R) VARIABLE
  PORTFOLIO - CAPITAL RESOURCE FUND)
Accumulation unit value at beginning of period          $      8.19    $     10.10    $     12.36    $     10.09    $      8.21
Accumulation unit value at end of period                $      6.32    $      8.19    $     10.10    $     12.36    $     10.09
Number of accumulation units outstanding
  at end of period (000 omitted)                            254,879        335,310        391,805        449,948        507,310
Ratio of operating expense to average net assets               1.00%          1.00%          1.00%          1.00%          1.00%

ACCOUNT H (INVESTING IN SHARES OF AXP(R) VARIABLE
  PORTFOLIO - CASH MANAGEMENT FUND)
Accumulation unit value at beginning of period          $      2.86    $      2.79    $      2.66    $      2.56    $      2.46
Accumulation unit value at end of period                $      2.87    $      2.86    $      2.79    $      2.66    $      2.56
Number of accumulation units outstanding
  at end of period (000 omitted)                             78,538         94,451         78,439        129,561         98,897
Ratio of operating expense to average net assets               1.00%          1.00%          1.00%          1.00%          1.00%
Simple yield(1)                                               (0.23%)         0.59%          4.92%          5.01%          3.71%
Compound yield(1)                                             (0.23%)         0.59%          5.04%          5.14%          3.78%

ACCOUNT LZ(2) (INVESTING IN SHARES OF AXP(R) VARIABLE
  PORTFOLIO - EXTRA INCOME FUND)
Accumulation unit value at beginning of period          $      1.10    $      1.05    $      1.17    $      1.12    $      1.18
Accumulation unit value at end of period                $      1.01    $      1.10    $      1.05    $      1.17    $      1.12
Number of accumulation units outstanding
  at end of period (000 omitted)                            135,204        165,801        181,306        218,583        228,165
Ratio of operating expense to average net assets               1.00%          1.00%          1.00%          1.00%          1.00%

ACCOUNT KZ(2) (INVESTING IN SHARES OF AXP(R) VARIABLE
  PORTFOLIO - GLOBAL BOND FUND)
Accumulation unit value at beginning of period          $      1.14    $      1.14    $      1.12    $      1.18    $      1.10
Accumulation unit value at end of period                $      1.30    $      1.14    $      1.14    $      1.12    $      1.18
Number of accumulation units outstanding
  at end of period (000 omitted)                             50,932         51,831         56,694         70,499         78,150
Ratio of operating expense to average net assets               1.00%          1.00%          1.00%          1.00%          1.00%

ACCOUNT IZ (INVESTING IN SHARES OF AXP(R) VARIABLE
   PORTFOLIO - INTERNATIONAL FUND)
Accumulation unit value at beginning of period          $      1.32    $      1.87    $      2.51    $      1.74    $      1.52
Accumulation unit value at end of period                $      1.07    $      1.32    $      1.87    $      2.51    $      1.74
Number of accumulation units outstanding
  at end of period (000 omitted)                            509,030        667,381        812,275        898,715      1,042,405
Ratio of operating expense to average net assets               1.00%          1.00%          1.00%          1.00%          1.00%

ACCOUNT N (INVESTING IN SHARES OF AXP(R) VARIABLE
  PORTFOLIO - MANAGED FUND)
Accumulation unit value at beginning of period          $      3.92    $      4.43    $      4.58    $      4.03    $      3.51
Accumulation unit value at end of period                $      3.38    $      3.92    $      4.43    $      4.58    $      4.03
Number of accumulation units outstanding
  at end of period (000 omitted)                            559,481        733,747        844,645        986,013      1,100,357
Ratio of operating expense to average net assets               1.00%          1.00%          1.00%          1.00%          1.00%

ACCOUNT MZ(2) (INVESTING IN SHARES OF AXP(R) VARIABLE
  PORTFOLIO - NEW DIMENSIONS FUND(R))
Accumulation unit value at beginning of period          $      1.69    $      2.05    $      2.27    $      1.74    $      1.37
Accumulation unit value at end of period                $      1.31    $      1.69    $      2.05    $      2.27    $      1.74
Number of accumulation units outstanding
  at end of period (000 omitted)                            907,437      1,142,222      1,226,806      1,188,480      1,001,826
Ratio of operating expense to average net assets               1.00%          1.00%          1.00%          1.00%          1.00%

YEAR ENDED DEC. 31,                                         1997           1996           1995           1994           1993
-------------------------------------------------------------------------------------------------------------------------------
ACCOUNT G (INVESTING IN SHARES OF AXP(R) VARIABLE
  PORTFOLIO - BOND FUND)
Accumulation unit value at beginning of period          $      4.86    $      4.59    $      3.80    $      3.99    $      3.48
Accumulation unit value at end of period                $      5.25    $      4.86    $      4.59    $      3.80    $      3.99
Number of accumulation units outstanding
  at end of period (000 omitted)                            316,789        362,167        393,697        361,640        405,429
Ratio of operating expense to average net assets               1.00%          1.00%          1.00%          1.00%          1.00%

ACCOUNT F (INVESTING IN SHARES OF AXP(R) VARIABLE
  PORTFOLIO - CAPITAL RESOURCE FUND)
Accumulation unit value at beginning of period          $      6.67    $      6.25    $      4.94    $      4.93    $      4.82
Accumulation unit value at end of period                $      8.21    $      6.67    $      6.25    $      4.94    $      4.93
Number of accumulation units outstanding
  at end of period (000 omitted)                            556,866        628,555        641,903        576,724        488,632
Ratio of operating expense to average net assets               1.00%          1.00%          1.00%          1.00%          1.00%

ACCOUNT H (INVESTING IN SHARES OF AXP(R) VARIABLE
  PORTFOLIO - CASH MANAGEMENT FUND)
Accumulation unit value at beginning of period          $      2.36    $      2.27    $      2.18    $      2.12    $      2.09
Accumulation unit value at end of period                $      2.46    $      2.36    $      2.27    $      2.18    $      2.12
Number of accumulation units outstanding
  at end of period (000 omitted)                             87,255         89,644        102,568         84,475         74,935
Ratio of operating expense to average net assets               1.00%          1.00%          1.00%          1.00%          1.00%
Simple yield(1)                                                4.10%          3.77%          3.97%          4.16%          1.89%
Compound yield(1)                                              4.18%          3.84%          4.05%          4.24%          1.90%

ACCOUNT LZ(2) (INVESTING IN SHARES OF AXP(R) VARIABLE
  PORTFOLIO - EXTRA INCOME FUND)
Accumulation unit value at beginning of period          $      1.05    $      1.00             --             --             --
Accumulation unit value at end of period                $      1.18    $      1.05             --             --             --
Number of accumulation units outstanding
  at end of period (000 omitted)                            175,024         59,939             --             --             --
Ratio of operating expense to average net assets               1.00%          1.00%            --             --             --

ACCOUNT KZ(2) (INVESTING IN SHARES OF AXP(R) VARIABLE
  PORTFOLIO - GLOBAL BOND FUND)
Accumulation unit value at beginning of period          $      1.07    $      1.00             --             --             --
Accumulation unit value at end of period                $      1.10    $      1.07             --             --             --
Number of accumulation units outstanding
  at end of period (000 omitted)                             65,609         24,878             --             --             --
Ratio of operating expense to average net assets               1.00%          1.00%            --             --             --

ACCOUNT IZ (INVESTING IN SHARES OF AXP(R) VARIABLE
   PORTFOLIO - INTERNATIONAL FUND)
Accumulation unit value at beginning of period          $      1.49    $      1.38    $      1.25    $      1.29    $      0.98
Accumulation unit value at end of period                $      1.52    $      1.49    $      1.38    $      1.25    $      1.29
Number of accumulation units outstanding
  at end of period (000 omitted)                          1,168,353      1,220,486      1,088,874        913,364        405,536
Ratio of operating expense to average net assets               1.00%          1.00%          1.00%          1.00%          1.00%

ACCOUNT N (INVESTING IN SHARES OF AXP(R) VARIABLE
  PORTFOLIO - MANAGED FUND)
Accumulation unit value at beginning of period          $      2.97    $      2.56    $      2.09    $      2.21    $      1.98
Accumulation unit value at end of period                $      3.51    $      2.97    $      2.56    $      2.09    $      2.21
Number of accumulation units outstanding
  at end of period (000 omitted)                          1,178,735      1,197,162      1,212,021      1,127,834        910,254
Ratio of operating expense to average net assets               1.00%          1.00%          1.00%          1.00%          1.00%

ACCOUNT MZ(2) (INVESTING IN SHARES OF AXP(R) VARIABLE
  PORTFOLIO - NEW DIMENSIONS FUND(R))
Accumulation unit value at beginning of period          $      1.11    $      1.00             --             --             --
Accumulation unit value at end of period                $      1.37    $      1.11             --             --             --
Number of accumulation units outstanding
  at end of period (000 omitted)                            831,259        350,598             --             --             --
Ratio of operating expense to average net assets               1.00%          1.00%            --             --             --

             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

YEAR ENDED DEC. 31,                                         2002           2001           2000           1999           1998
-------------------------------------------------------------------------------------------------------------------------------
ACCOUNT JZ (INVESTING IN SHARES OF AXP(R) VARIABLE
  PORTFOLIO - STRATEGY AGGRESSIVE FUND)
Accumulation unit value at beginning of period          $      1.72    $      2.59    $      3.24    $      1.91    $      1.88
Accumulation unit value at end of period                $      1.16    $      1.72    $      2.59    $      3.24    $      1.91
Number of accumulation units outstanding
  at end of period (000 omitted)                            559,621        752,799        868,637        927,190      1,087,314
Ratio of operating expense to average net assets               1.00%          1.00%          1.00%          1.00%          1.00%

YEAR ENDED DEC. 31,                                         1997           1996           1995           1994           1993
-------------------------------------------------------------------------------------------------------------------------------
ACCOUNT JZ (INVESTING IN SHARES OF AXP(R) VARIABLE
  PORTFOLIO - STRATEGY AGGRESSIVE FUND)
Accumulation unit value at beginning of period          $      1.68    $      1.46    $      1.12    $      1.21    $      1.08
Accumulation unit value at end of period                $      1.88    $      1.68    $      1.46    $      1.12    $      1.21
Number of accumulation units outstanding
  at end of period (000 omitted)                          1,168,829      1,172,793      1,007,976        780,423        347,336
Ratio of operating expense to average net assets               1.00%          1.00%          1.00%          1.00%          1.00%

(1) Net of annual contract administrative charge and mortality and expense risk fee.
(2)  Operations commenced on May 1, 1996.

FINANCIAL STATEMENTS

You can find the audited financial statements of the variable accounts in the SAI. You can find our audited financial statements later in this prospectus.


PERFORMANCE INFORMATION


Performance information for the variable accounts may appear from time to time in advertisements or sales literature. This information reflects the performance of a hypothetical investment in a particular variable account during a specified time period. Although we base performance figures on historical earnings, past performance does not guarantee future results.

We include non-recurring charges (such as withdrawal charges) in total return figures, but not in yield quotations. Excluding non-recurring charges in yield calculations increases the reported value.

Total return figures reflect deduction of all applicable charges, including:

-    contract administrative charge,

-    mortality and expense risk fee, and

- withdrawal charge (assuming a withdrawal at the end of the illustrated period).

We also show optional total return quotations that do not reflect a withdrawal charge deduction (assuming no withdrawal). We may show total return quotations by means of schedules, charts or graphs.

AVERAGE ANNUAL TOTAL RETURN is the average annual compounded rate of return of the investment over a period of one, five and ten years (or up to the life of the variable account if it is less than ten years old).

CUMULATIVE TOTAL RETURN is the cumulative change in the value of an investment over a specified time period. We assume that income earned by the investment is reinvested. Cumulative total return will generally be higher than average annual total return.

ANNUALIZED SIMPLE YIELD (FOR VARIABLE ACCOUNTS INVESTING IN MONEY MARKET FUNDS) "annualizes" the income generated by the investment over a given seven-day period. That is, we assume the amount of income generated by the investment during the period will be generated each seven-day period for a year. We show this as a percentage of the investment.

ANNUALIZED COMPOUND YIELD (FOR VARIABLE ACCOUNTS INVESTING IN MONEY MARKET FUNDS) is calculated like simple yield except that we assume the income is reinvested when we annualize it. Compound yield will be higher than the simple yield because of the compounding effect of the assumed reinvestment.

ANNUALIZED YIELD (FOR VARIABLE ACCOUNTS INVESTING IN INCOME FUNDS) divides the net investment income (income less expenses) for each accumulation unit during a given 30-day period by the value of the unit on the last day of the period. We then convert the result to an annual percentage.

You should consider performance information in light of the investment objectives, policies, characteristics and quality of the fund in which the variable account invests and the market conditions during the specified time period. Advertised yields and total return figures include charges that reduce advertised performance. Therefore, you should not compare variable account performance to that of mutual funds that sell their shares directly to the public. (See the SAI for a further description of methods used to determine total return and yield.)

If you would like additional information about actual performance, please contact us at the address or telephone number on the first page of this prospectus.

             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

THE VARIABLE ACCOUNTS AND THE FUNDS

You may allocate payments and transfers to any or all of the variable accounts that invest in shares of the following funds:


IDS LIFE
ACCOUNT        ESTABLISHED   INVESTING IN                    INVESTMENT OBJECTIVES AND POLICIES    INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
G              05/13/81      AXP(R) Variable Portfolio -     Objective: high level of current      IDS Life, adviser;
                             Bond Fund                       income while conserving the value     American Express Financial
                                                             of the investment and continuing a    Corporation (AEFC),
                             (effective 6/27/03              high level of income for the          subadviser.
                             AXP(R) Variable Portfolio -     longest time period. Invests
                             Bond Fund will change to        primarily in bonds and other debt
                             AXP(R) Variable Portfolio -     obligations.
                             Diversified Bond Fund)

F              05/13/81      AXP(R) Variable Portfolio -     Objective: capital appreciation.      IDS Life, adviser;
                             Capital Resource Fund           Invests primarily in U.S. common      AEFC, subadviser.
                                                             stocks and other securities
                                                             convertible into common stocks.

H              05/13/81      AXP(R) Variable Portfolio -     Objective: maximum current income     IDS Life, adviser;
                             Cash Management Fund            consistent with liquidity and         AEFC, subadviser.
                                                             stability of principal. Invests
                                                             primarily in money market
                                                             securities.

LZ             04/02/96      AXP(R) Variable Portfolio -     Objective: high current income,       IDS Life, adviser;
                             Extra Income Fund               with capital growth as a secondary    AEFC, subadviser.
                                                             objective. Invests primarily in
                             (effective 6-27-03              high-yielding, high-risk corporate
                             AXP(R) Variable Portfolio -     bonds (junk bonds) issued by U.S.
                             Extra Income Fund will          and foreign companies and
                             change to AXP(R) Variable       governments.
                             Portfolio - High Yield
                             Bond Fund)

KZ             04/02/96      AXP(R) Variable Portfolio -     Objective: high total return          IDS Life, adviser;
                             Global Bond Fund                through income and growth of          AEFC, subadviser.
                                                             capital. Non-diversified mutual
                                                             fund that invests primarily in debt
                                                             obligations of U.S. and foreign
                                                             issuers.

IZ             09/20/91      AXP(R) Variable Portfolio -     Objective: capital appreciation.      IDS Life, adviser;
                             International Fund              Invests primarily in common stocks    AEFC, subadviser;
                                                             or convertible securities of          American Express Asset
                                                             foreign issuers that offer strong     Management International,
                                                             growth potential.                     Inc., a wholly-owned
                                                                                                   subsidiary of AEFC,
                                                                                                   subadviser.

N              04/17/85      AXP(R) Variable Portfolio -     Objective: maximum total investment   IDS Life, adviser;
                             Managed Fund                    return through a combination of       AEFC, subadviser.
                                                             capital growth and current income.
                                                             Invests primarily in a combination
                                                             of common and preferred stocks,
                                                             convertible securities, bonds and
                                                             other debt securities.

MZ             04/02/96      AXP(R) Variable Portfolio -     Objective: long-term growth of        IDS Life, adviser;
                             NEW DIMENSIONS FUND(R)          capital. Invests primarily in         AEFC, subadviser.
                                                             common stocks showing potential for
                                                             significant growth.

JZ             09/20/91      AXP(R) Variable Portfolio -     Objective: capital appreciation.      IDS Life, adviser;
                             Strategy Aggressive Fund        Invests primarily in equity           AEFC, subadviser.
                                                             securities of growth companies.


             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

A fund underlying your contract in which a variable account invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, f1ees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.


The investment advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectus for facts you should know before investing. The funds' prospectus is available by contacting us at the address or telephone number on the first page of this prospectus.

All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the board of directors of the funds will monitor events in order to identify any material conflicts between annuity owners and policy owners and to determine what action, if any, should be taken in response to a conflict. If the board were to conclude that it should establish separate funds for the variable annuity and variable life insurance accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectus for risk disclosure regarding simultaneous investments by variable annuity and variable life insurance accounts.

The Internal Revenue Service (IRS) issued regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.


All variable accounts were established under Minnesota law and are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of IDS Life.

Each variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each variable account only to that variable account. State insurance law prohibits us from charging a variable account with liabilities of any other variable account or of our general business. Each variable account's net assets are held in relation to the contracts described in this prospectus as well as other contracts that we issue that are not described in this prospectus.

The U.S. Treasury and the IRS indicated that they may provide additional guidance on investment control. This concerns how many variable accounts an insurance company may offer and how many exchanges among variable accounts it may allow before the contract owner would be currently taxed on income earned within variable account assets. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the variable account assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FIXED ACCOUNT

You also may allocate purchase payments and transfers to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. We credit interest daily and compound it annually. The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing company annuities, product design, competition, and the company's revenues and expenses.

In addition, a market value adjustment is imposed on the fixed account if the owner cancels the value of the fixed account due to total withdrawal, contract transfer or contract termination. The amount of the market value adjustment approximates the gain or loss resulting from sale by IDS Life of assets purchased with purchase payments. (See "Market Value Adjustment.")

             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

BUYING THE CONTRACT

New contracts are not currently being offered.

We applied your initial purchase payment within two business days after we received it at our office. However, we will credit additional purchase payments you make to your accounts on the valuation date we receive them. We will value additional payments at the next accumulation unit value calculated after we receive your payments at our office.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

IDS LIFE INSURANCE COMPANY
70200 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SCHEDULED PAYMENT PLAN


A sales representative can help set up participant salary reduction


CHARGES

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $125 from the contract value at the end of each contract quarter (each three-month period measured from the effective date of your contract). This equates to an annual charge of $500. We prorate this charge among the variable accounts and the fixed account in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the contract administrative charge in the future, but we guarantee that it will never exceed $250 per quarter ($1,000 per year).

MORTALITY AND EXPENSE RISK FEE

We charge this fee daily to your variable accounts. The unit values of your variable accounts reflect this fee and it totals 1% of the variable accounts' average daily net assets on an annual basis. This fee covers the mortality risk and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. This fee does not apply to the fixed account.

Mortality risk arises because of our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific participant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge above $1,000 per year and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The variable accounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the variable accounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the variable accounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.

             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

WITHDRAWAL CHARGE

If the owner withdraws part or all of the contract, a withdrawal charge may apply. This withdrawal charge represents a percentage of the amount withdrawn as follows:

                                                                 WITHDRAWAL CHARGE AS A
                                                                     PERCENTAGE OF
                              CONTRACT YEAR                        AMOUNT WITHDRAWN
                                    1                                      6%
                                    2                                      6
                                    3                                      5
                                    4                                      4
                                    5                                      3
                                    6                                      2
                                    7                                      1
                                    Thereafter                             0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

EXAMPLE

Assume you requested a withdrawal of $1,000 and there is a withdrawal charge of 6%. The total amount we actually deduct from your contract is $1,063.83. We determine this amount as follows:

           AMOUNT REQUESTED          or       $1,000   =   $1,063.83
      ------------------------                ------
      1.00 - WITHDRAWAL CHARGE                 .94

By applying the 6% withdrawal charge to $1,063.83, the withdrawal charge is $63.83. We pay you the $1,000 you requested.

WAIVER OF WITHDRAWAL CHARGE

We do not assess withdrawal charges for withdrawals on behalf of a participant if the participant:

-    attains age 59 1/2;

- purchases an immediate annuity under the annuity payout plans of this contract after separation from service;

-    retires under the plan after age 55;

-    becomes disabled (as defined by the Code);

-    dies;

-    encounters financial hardship as permitted under the plan and the Code;

-    receives a loan as requested by the owner; or

- converts contract value to an IRA or other qualified annuity offered by us as requested by the owner.

POSSIBLE REDUCTIONS: In some cases we may incur lower sales and administrative expenses or we may perform fewer services. In such cases, we may be able to reduce or eliminate certain contract charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Currently, there are no premium taxes under this contract. However, a charge will be made by us against the contract value for any state and local premium taxes to the extent the taxes are payable in connection with the purchase of a contract under the annuity payout plans.

             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

VALUING THE INVESTMENT

We value your accounts as follows:

FIXED ACCOUNT

We value the amounts allocated to the fixed account directly in dollars. The fixed account value equals:

- the sum of your purchase payments and transfer amounts allocated to the fixed account;

-    plus interest credited;

- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out; and

-    minus any prorated portion of the contract administrative charge.

VARIABLE ACCOUNTS

We convert amounts you allocated to the variable accounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the variable accounts, we credit a certain number of accumulation units to the contract for that account. Conversely, we subtract a certain number of accumulation units from the contract each time you take a partial withdrawal, transfer amounts out of a variable account or we assess a contract administrative charge or a withdrawal charge.

The accumulation units are the true measure of investment value in each account during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the account invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular account we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each variable account equals the last value times the account's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-    dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a variable account.

FACTORS THAT AFFECT VARIABLE ACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-    additional purchase payments you allocate to the variable accounts;

-    transfers into or out of the variable accounts;

-    partial withdrawals;

-    withdrawal charges; and/or

-    a prorated portion of the contract administrative charge.

Accumulation unit values may fluctuate due to:

-    changes in funds' net asset value;

-    dividends distributed to the variable accounts;

-    capital gains or losses of funds;

-    fund operating expenses; and/or

-    mortality and expense risk fees.

             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

WITHDRAWALS, LOANS AND CONVERSIONS

WITHDRAWAL POLICIES

- If you request a total withdrawal, payment will equal the total contract value less the contract administrative charge, any applicable premium tax and withdrawal charge.

-    You or the recordkeeper must state the reason for a partial withdrawal.

- If the contract has a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your accounts in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise.

- A market value adjustment may apply to total withdrawals from the fixed account. (See "Contract Transfer, Market Value Adjustment and Contract Termination.")

SPECIAL WITHDRAWAL PROVISIONS

- The rights of any person to benefits under the plans in which these contracts are issued will be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract.

- We reserve the right to defer withdrawal payments from the fixed account for a period not to exceed six months from the date we receive the withdrawal request.

- Since contracts offered will be issued in connection with retirement plans you should refer to the terms of the particular plan for any further limitations or restrictions on withdrawals.

- You may pay withdrawal charges (see "Charges -- Withdrawal Charge") and IRS taxes and penalties (see "Taxes").

RECEIVING WITHDRAWAL PAYMENTS

By regular or express mail:

-    payable to you.

-    mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

- the withdrawal amount includes a purchase payment check that has not cleared;

-    the NYSE is closed, except for normal holiday and weekend closings;

-    trading on the NYSE is restricted, according to SEC rules;

- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

-    the SEC permits us to delay payment for the protection of security holders.

LOANS

You may request withdrawals to fund loans for participants. You must specify from which accounts to make withdrawals at the time of the loan request. Loan amounts and terms must comply with the applicable requirements of the plan and Code. We assume no responsibility for the validity or compliance of the loan.

Withdrawals to fund loans under the plan will not be subject to withdrawal charges when the loan is made. However, we reserve the right to deduct withdrawal charges from the remaining contract value if there is an unpaid loan balance at the time of a total withdrawal, contract transfer or termination (see "Charges -- Withdrawal Charge").

CONVERSION

You may transfer on the participant's behalf part of the contract value to an individual deferred annuity contract offered by us in the event of:

-    the termination of participant's employment, or

- other reasons which are acceptable to us and meet the requirements of the plan and the Code.

This individual contract will qualify as an individual retirement annuity under
Section 408 or another applicable section of the Code. Withdrawal charges will not apply at the time of conversion.

             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

CONTRACT TRANSFER, MARKET VALUE ADJUSTMENT AND CONTRACT TERMINATION

TRANSFERRING BETWEEN ACCOUNTS

You may transfer contract value from any one account to another account before annuity payouts begin. We will process your transfer on the valuation date we receive your request. We will value your transfer at the next accumulation unit value calculated after we receive your request. There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.


We may suspend or modify transfer privileges at any time. Any restrictions imposed by the plan will apply.


The contract is not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers or excessive trading, or transfers that are large in relation to the total assets of any fund underlying the contract. These and similar activities may adversely affect a fund's ability to invest effectively in accordance with its investment objectives and policies, may increase expenses and may harm other contract owners who allocated purchase payments to the fund regardless of their transfer activity. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not own this contract.


We monitor the frequency of transfers, including the size of transfers in relation to fund assets in each underlying fund, and we take appropriate action as necessary. In order to prevent market timing activities that may harm or disadvantage other contract owners, we may apply modifications or restrictions (including suspending the transfer privilege) in any reasonable manner to prevent a transfer. We may also reject or restrict any specific payment or transfer request and impose specific limitations with respect to market timers, including restricting transfers by market timers to certain underlying funds. Any restrictions imposed by the plan will apply.


In addition, some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, we may not be in a position to effect certain allocations or transfers requested by market timers and may refuse such requests without prior notice. Subject to state law, we reserve the right to impose, without prior notice, restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other contract owners.


HOW TO REQUEST A TRANSFER OR WITHDRAWAL


You can request a transfer or withdrawal by letter or any other method we agree to. Send the plan name, contract number, Social Security Number or Taxpayer Identification Number and signed request for a transfer or withdrawal to:

IDS LIFE INSURANCE COMPANY
70200 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

You may withdraw all or part of the contract value at any time. We will process your withdrawal request on the valuation date we receive it. For total withdrawals, we will compute the value of the contract at the next accumulation unit value calculated after we receive your request. We may ask you to return the contract. You may have to pay withdrawal charges (see "Charges -- Withdrawal Charge") and IRS taxes and penalties (see "Taxes").

WITHDRAWALS BY OWNER FOR TRANSFER OF FUNDS

You may direct us to withdraw the total contract value and transfer that value to another funding agent. You will pay all applicable contract charges including withdrawal charges, and we will deduct them from the first payout unless you transfer the total contract value to a plan offered by us or our affiliates. (See "Charges.")

You must provide us with a written request to make such a withdrawal. This written request must be sent to our office and must specify the initial withdrawal date and payee to whom the payouts are to be made.

At your option, we will pay the contract value, less any applicable charges, in annual installments or in a lump sum as follows:

1. We may pay the contract value in five annual installments beginning on the initial withdrawal date and then on each of the next four anniversaries of such date as follows:

                                           PERCENTAGE OF THEN REMAINING
               INSTALLMENT PAYMENT            CONTRACT VALUE BALANCE
                        1                              20%
                        2                              25
                        3                              33
                        4                              50
                        5                             100

             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

We will not allow additional withdrawals for benefits or other transfers of contract values and we will not accept additional purchase payments after we make the first withdrawal payment. We will continue to credit interest to any contract value balance remaining after an installment payment at the interest rate then in effect for the fixed account.

2. We may pay the contract value in a lump sum. We will base any contract value attributable to the fixed account on market value. We will determine the market value by applying the formula described below under "Market Value Adjustment." We will make lump sum payments according to the withdrawal provisions (see "Withdrawals, Loans and Conversions -- Receiving Withdrawal Payments").

MARKET VALUE ADJUSTMENT

A Market Value Adjustment (MVA) applies only when we pay out the fixed account value in a lump sum when:

- you withdraw the total contract value to transfer that value to another funding vehicle;

-  you make a total withdrawal of the fixed account contract value; or

-  we terminate the contract as described below. (See "Contract Termination.")

We will apply the MVA to the contract value withdrawn from the fixed account after deducting any applicable contract administrative charge and withdrawal charge. (See "Charges.")

The MVA will reflect the relationship between the current interest rate credited to new purchase payments allocated to the fixed account and the rate credited to all prior purchase payments. We calculate the MVA as follows:

   MVA = FIXED ACCOUNT VALUE x (A - B) x C

Where:

   A = the weighted average interest rate (in decimal form) credited to all fixed account purchase payments made by you at the time of termination, rounded to four decimal places;

   B = the interest rate (in decimal form) credited to new purchase payments to the contract at the time of termination or total withdrawal, rounded to four decimal places; and

   C = the annuity factor, which represents the relationship between the contract year and the average duration of underlying investments from the following table:

                     CONTRACT YEAR                 ANNUITY FACTOR
                          1-3                           6.0

                          4-6                           5.0

                           7+                           4.0

             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

The following examples show a downward and upward MVA.

1. Assume: contract effective date of October 1, 1993
   contract termination date of July 1, 1998 contract year at termination is five

                                                                  PURCHASE                                     ACCUMULATION
YEAR                                                              PAYMENTS     INITIAL RATE    CURRENT RATE    ACCOUNT VALUE
 1                                                              $     10,000        6.50%           6.25%      $     12,560

 2                                                                     8,000        6.00            6.25              9,870

 3                                                                    12,000        6.25            6.25             13,960

 4                                                                    15,000        7.50            6.75             16,660

 5                                                                    20,000        6.50            6.50             20,640

   Total accumulation account value           =   $     73,690
   Withdrawal charge = .03 x 73,690           =          2,211
   Fixed account value = 73,690 - 2,211       =         71,479
   Weighted average interest rate             =          6.433%
   Interest rate on new purchase payments     =          6.750
   MVA = $71,479 x (.06433 - .06750) x 5.0    =   $  (1,132.94)
   Market value = 71,479 - 1,132.94           =      70,346.06

2. Assume: contract effective date of January 15, 1994
   contract termination date of September 20, 1996 contract year at termination is three

                                                                  PURCHASE                                     ACCUMULATION
YEAR                                                              PAYMENTS     INITIAL RATE    CURRENT RATE    ACCOUNT VALUE
  1                                                             $     15,000        7.00%           6.25%      $     17,710

  2                                                                   20,000        6.50            6.00             22,140

  3                                                                   25,000        5.50            5.50             25,910

   Total accumulation account value           =  $     65,760
   Withdrawal charge = .05 x 65,760           =         3,288
   Fixed account value = 65,760 - 3,288       =        62,472
   Weighted average interest rate             =         5.870%
   Interest rate on new purchase payments     =         5.250
   MVA = $62,472 x (.05870 - .05250) x 6      =  $   2,323.96
   Market value = 62,472 + 2,323.96           =     64,795.96

No MVA applies if:

-  you make a partial withdrawal of the fixed account contract value;

- we pay you installment payments when you withdraw the total contract value and transfer that value to another funding vehicle or we terminate the contract; or

- you transfer contract values from the fixed account to the variable accounts. (See "Transferring Money Between Accounts.")

CONTRACT TERMINATION

We reserve the right, upon at least 30 days' written notice, to declare a contract termination date.

We may declare a contract termination date if:

- you adopt an amendment to the plan that causes the plan to be materially different from the original plan (to be "materially different," the amendment must cause a substantial change in the level of the dollar amounts of purchase payments or contract benefits paid by us);

- the plan fails to qualify or becomes disqualified under the appropriate sections of the Code;

- while the contract is in force, and prior to any withdrawal or contract termination, you offer under the plan a prohibited investment as a funding vehicle to which future contributions may be made (prohibited investments include: guaranteed investment contracts, bank investment contracts, annuity contracts with fixed and/or variable accounts, and funding vehicles providing a guarantee of principal); or

-  you change to a record-keeper not approved by us.

If we waive our rights to terminate the contract under any provision of this section at any time, such waiver will not be considered a precedent and will not prohibit us from exercising the right to terminate this contract, for the reasons noted above, at any future time.

             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

PROCEDURES AT CONTRACT TERMINATION

On the contract termination date, we will withdraw any outstanding charges, including any contract administrative charges, from the contract value. A withdrawal charge may apply on account of any termination under this provision. We will deduct it from the first termination payment. (See "Charges.")

At your option, we will pay the contract value in a lump sum or in annual installment payouts according to the table under "Withdrawals by owner for transfer of funds" above. A lump sum payout will be subject to an applicable MVA to the fixed account value. If you do not select an option, we will pay the contract value to you under the installment option.

CHANGING OWNERSHIP

You may not transfer ownership of the contract except to:

- a trustee or successor trustee of a pension or profit sharing trust that is qualified under the Code; or

- as otherwise permitted by laws and regulations governing the plans under which the contract is issued.

Subject to the provisions above, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan or as a security for the performance of an obligation or for any other purpose except as required or permitted by the Code.

THE ANNUITY PAYOUT PERIOD

When a plan participant reaches his or her retirement date, you may select one of the annuity payout plans outlined below or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below.

We will make retirement payouts on a fixed basis under a supplemental fixed immediate annuity in the form customarily offered by us at the time of purchase.

ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

- PLAN A: LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.

- PLAN B: LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C: LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D: JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E: PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. In addition, a 10% IRS penalty tax could apply under this payout plan. (See "Taxes.")


RESTRICTIONS ON PAYOUT OPTIONS: If you elect an annuity payout plan, it must comply with certain IRS regulations governing required minimum distributions. In general, your annuity payout plan will meet these regulations if payouts are made:


- in equal or substantially equal payments over a period not longer than the life of the participant or over the life of the participant and designated beneficiary; or

- in equal or substantially equal payments over a period not longer than the life expectancy of the participant or over the life expectancy of the participant and designated beneficiary; or

- over a period certain not longer than the life expectancy of the participant or over the life expectancy of the participant and designated beneficiary.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the immediate annuity is purchased to provide retirement payouts. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum.

             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

TAXES

TAX TREATMENT OF IDS LIFE AND THE VARIABLE ACCOUNTS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the variable accounts are considered a part of IDS Life, although their operations are treated separately in accounting and financial statements. Investment income from the variable accounts is reinvested and becomes part of the variable accounts' value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the variable accounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAXATION OF ANNUITIES IN GENERAL: Generally, there is no tax to a participant on contributions made to the contract or on any increases in the value of the contract. However, when distribution to a participant occurs, the distribution will be subject to taxation (except contributions that were made with after-tax dollars).

TAX-DEFERRED RETIREMENT PLANS: This contract is used to fund retirement plans that are already tax deferred under the Code. The contract will not provide any necessary or additional tax deferral for the retirement plan.

PENALTIES: If participants receive a distribution from the plan before reaching age 59 1/2, they may have to pay a 10% IRS penalty on the amount includable in their ordinary income. However, this penalty will not apply to any amount received by the participant or designated beneficiary:

-  because of the participant's death;

-  because the participant becomes disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over the participant's life or life expectancy (or joint lives or life expectancies of the participant and designated beneficiary);

-  if the participant retires after he or she attains age 55; or

-  if the payout is a 457 plan distribution.

Other exceptions may apply if you withdraw from the contract before your plan specifies that payouts can be made.


MANDATORY WITHHOLDING: If the participant receives a distribution from the plan, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time of the payout. Any withholding that is done represents a prepayment of the participant's tax due for the year and the participant will take credit for such amounts when filing an annual income tax return. This mandatory withholding will not be imposed if:


- instead of receiving the distribution check, the participant elects to roll the distribution over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over the participant's life or life expectancy (or the joint lives or life expectancies of the participant and designated beneficiary) or over a specified period of ten years or more;

-  the payout is a minimum distribution required under the Code;


-  the payout is a 457 non-governmental plan distribution;

-  the payout is made on account of an eligible hardship; or

-  the payout is a corrective distribution.

Payouts made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to 20% income tax withholding.

If a distribution is made to the participant under a Section 457 plan, withholding is computed using payroll methods, depending upon the type of payment.


State withholding also may be imposed on taxable distributions.

ELECTIVE WITHHOLDING: If the distribution from the plan is not subject to mandatory withholding as described above, the participant can elect not to have any withholding occur. To do this the participant must provide a valid Social Security Number or Taxpayer Identification Number.

If the participant does not make this election and if the payout is part of an annuity payout plan, the amount of withholding generally is computed using payroll tables. If the distribution is any other type of payment (such as a partial or full withdrawal), withholding is computed using 10% of the taxable portion.

             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

The withholding requirements may differ when making payment to a non-U.S. citizen or if the payment is delivered outside the United States.

Some states also impose withholding requirements similar to the federal withholding described above. If this should be the case, state withholding may be deducted from any payment from which federal withholding is deducted.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of these laws as they are currently interpreted. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of the contract.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions to the contrary. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment.


VOTING RIGHTS

You or another authorized party with investments in the variable accounts may vote on important fund policies. We will vote fund shares according to the instructions we receive.

The number of votes is determined by applying the percentage interest in each variable account to the total number of votes allowed to the account.

We calculate votes separately for each account. We will send notice of these meetings, proxy materials and a statement of the number of votes to which the voter is entitled.

We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

OTHER CONTRACTUAL PROVISIONS

MODIFICATION

We may modify the contract upon notice to you, if such modification:

- is necessary to make the contract or the variable accounts comply with any law or regulation issued by a governmental agency to which we or the variable accounts are subject;

- is necessary to assure continued qualification of the contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts;

-  is necessary to reflect a change in the variable accounts; or

-  provides additional accumulation options for the variable accounts.

In the event of any such modification, we may make appropriate endorsement to the contract to reflect such modification.

PROOF OF CONDITION OR EVENT

Where any payments under the contract depend on the recipient being alive and/or being a certain age on a given date, or depend on the occurrence of a specific event, we may require satisfactory proof that such a condition has been met prior to making the payment.

RECORDKEEPING SERVICES


We provide a contract to fund plans that meet the requirements of Code Sections 401 (including 401(k)) and 457. We do not provide any administrative or recordkeeping services in connection with the plan. We will rely on information and/or instructions provided by the plan administrator and/or recordkeeper in order to properly administer the contract. For this reason, we must approve any person or entity authorized by the owner to administer recordkeeping services for the plan and participants.


             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

ABOUT THE SERVICE PROVIDERS

ISSUER AND PRINCIPAL UNDERWRITER


IDS Life issues and is the principal underwriter for the contracts. IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota. Its headquarters is 70100 AXP Financial Center, Minneapolis, MN 55474. IDS Life is a wholly owned subsidiary of AEFC, which is a wholly owned subsidiary of American Express Company (American Express), a financial services company headquartered in New York.

IDS Life conducts a conventional life insurance business. It acts as a direct writer of fixed and variable insurance policies and annuities and is licensed in 49 states and the District of Columbia. IDS Life has four wholly owned subsidiaries, two which serve New York residents and two which serve residents in states other than New York. IDS Life and its subsidiaries offer fixed and variable insurance policies and annuities through individual sales representatives, through insurance agencies and broker-dealers who may also be associated with financial institutions such as banks and directly to American Express Cardmembers.

IDS Life's primary products include fixed and variable universal life insurance and fixed and variable single premium and flexible premium deferred annuities. IDS Life also offers single premium life insurance, whole life insurance, term insurance and disability income insurance as well as immediate annuities.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services. American Express Financial Advisors Inc. (AEFA) serves individuals and businesses through its nationwide network of more than 3,600 registered branch offices and more than 10,100 financial advisors.

IDS Life pays commissions for sales of the contracts of up to 7% of the total purchase payments it receives. This revenue is used to cover distribution costs that include compensation to advisors and field leadership for the selling advisors. These commissions consist of a combination of time of sale and on-going service/trail commissions (which, when totaled, could exceed 7% of purchase payments). From time to time, IDS Life will pay or permit other promotional incentives, in cash or credit or other compensation.

INVESTMENTS BY IDS LIFE

IDS Life must invest its assets in its general account in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state, and municipal obligations, corporate bonds, asset-backed securities, preferred and common stocks, real estate mortgages, real estate and certain other investments. All claims by purchasers of the contracts, and other general account products, will be funded by the general account.

We intend to construct and manage the investment portfolio relating to these market value annuity contracts using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guaranteed interest periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;
- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by the nationally recognized rating agencies or are rated in the two highest grades by the National Association of Insurance Commissioners;
- Debt instruments that are unrated, but which are deemed by IDS Life to have an investment quality within the four highest grades;
- Other debt instruments, which are rated below investment grade, limited to 15% of assets at the time of purchase; and
- Real estate mortgages, limited to 30% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Minnesota and other state insurance laws.





             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

STATE REGULATION

IDS Life is subject to the laws of the State of Minnesota governing insurance companies and to the regulations of the Minnesota Department of Commerce. An annual statement in the prescribed form is filed with the Minnesota Department of Commerce each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Minnesota Department of Commerce includes periodic examination to determine IDS Life's contract liabilities and reserves so that the Minnesota Department of Commerce may certify that these items are correct. IDS Life's books and accounts are subject to review by the Minnesota Department of Commerce at all times. In addition, IDS Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

LEGAL PROCEEDINGS


We are a party to litigation and arbitration proceedings in the ordinary course of our business, none of which is expected to have a material adverse effect on us.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits, alleging improper life insurance sales practices, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts. We and our affiliates were named defendants in three purported class-action lawsuits alleging improper insurance and annuity sales practices including improper replacement of existing annuity contracts and insurance policies, improper use of annuities to fund tax deferred contributory retirement plans, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts (BENACQUISTO V. IDS LIFE INSURANCE COMPANY filed in Minnesota State Court 12/13/96; MORK, ET. AL. V. IDS LIFE INSURANCE COMPANY filed in Minnesota State Court 3/21/97; THORESEN V. IDS LIFE INSURANCE COMPANY, ET. AL. filed in Minnesota State Court 10/13/98). A fourth lawsuit was filed against us and our affiliates in federal court (BENACQUISTO, ET. AL. V. IDS LIFE INSURANCE COMPANY, ET. AL. filed in United States District Court -- Minnesota 8/00). In January 2000, AEFC reached an agreement in principle to settle the four class action lawsuits described above. It is expected the settlement will provide $215 million of benefits to more than two million participants in exchange for a release by class members of all insurance and annuity state and federal market conduct claims dating back to 1985.

The settlement received court approval. Implementation of the settlement commenced October 15, 2001 and is substantially complete. Claim review payments have been made. Numerous individuals opted out of the settlement described above and therefore did not release their claims against AEFC and its subsidiaries. Some of these class members who opted out were represented by counsel and presented separate claims to AEFC and us. Most of their claims have been settled.

In November 2002, a suit, captioned HARITOS ET. AL. V. AMERICAN EXPRESS FINANCIAL CORPORATION AND IDS LIFE INSURANCE COMPANY, was filed in the United States District Court for the District of Arizona. The suit is filed by the plaintiffs who purport to represent a class of all persons that have purchased financial plans from AEFA advisors during an undefined class period. Plaintiffs allege that the sale of the plans violate the Investment Advisers Act of 1940. The suit seeks an unspecified amount of damages, rescission and injunctive relief. We believe that we have meritorious defenses to this suit and intend to defend this case vigorously.

The outcome of any litigation or threatened litigation cannot be predicted with any certainty. However, in the aggregate, we do not consider any lawsuits in which we are named as a defendant to have a material impact on our financial position or operating results.





             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

ADDITIONAL INFORMATION ABOUT IDS LIFE

SELECTED FINANCIAL DATA

The following selected financial data for IDS Life and its subsidiaries should be read in conjunction with the consolidated financial statements and notes.


YEARS ENDED DEC. 31, (THOUSANDS)                    2002            2001            2000           1999          1998
-------------------------------------------------------------------------------------------------------------------------
Premiums                                        $    341,715    $    314,843    $    287,498    $   255,427   $   229,430
Net investment income                              1,561,856       1,485,688       1,730,605      1,919,573     1,986,485
Net realized (loss) gain on investments               (4,507)       (649,752)        (16,975)        26,608         6,902
Other                                                927,564         962,989       1,036,295        885,102       785,022
TOTAL REVENUES                                  $  2,826,628    $  2,113,768    $  3,037,423    $ 3,086,710   $ 3,007,839
INCOME (LOSS) BEFORE INCOME TAXES               $    470,007    $   (188,957)   $    807,264    $   904,317   $   775,792
Income (loss) before cumulative effect
  of accounting change                               382,181         (43,735)        585,637        636,453       540,111
Cumulative effect of accounting change
  (net of income taxes)                                   --         (21,416)             --             --            --
NET INCOME (LOSS)                               $    382,181    $    (65,151)   $    585,637    $   636,453   $   540,111
TOTAL ASSETS                                    $ 59,638,635    $ 57,895,900    $ 60,450,203    $64,441,538   $56,550,563


MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL CONDITION AND RESULTS OF OPERATIONS


2002 COMPARED TO 2001:

Consolidated net income was $382 million in 2002, compared to consolidated net loss of $65 million in 2001. Consolidated income before income tax expense totaled $470 million in 2002, compared with a consolidated loss before income tax benefit and cumulative effect of accounting change of $189 million in 2001. The significant increase in net income was primarily a result of the 2001 writedown and sale of high-yield securities that reduced risk within the investment portfolio, as explained below.

Total revenues increased by 34% to $2.8 billion in 2002, compared with $2.1 billion in 2001. The increase was primarily due to higher net investment income and lower levels of realized losses, primarily reflecting the impact of the 2001 high-yield securities' realized losses. In addition, invested assets were higher in 2002. Insurance premiums and policyholder and contractholder charges also increased. Partially offsetting were declines in management and other fees, as separate account assets dropped 20% from 2001 levels.

Insurance and investment contract considerations received increased to $8.3 billion in 2002, compared with $5.8 billion in 2001. The increase is primarily due to higher fixed annuity sales in both the advisor distribution channel and through third parties.

Net investment income, the largest component of revenues, increased by $76 million from the prior year. This increase primarily reflects the effect of credit related yield adjustments on fixed maturity investments in 2001 and higher invested asset levels in 2002, which were somewhat offset by lower portfolio yields in 2002, driven by investment portfolio repositioning as described below. Investment income also benefited from the effect of less depreciation in the S&P 500 this year on the value of options hedging outstanding equity indexed annuities, which is offset in the related provisions for losses and benefits.

Policyholder and contractholder charges, which consist primarily of cost of insurance charges on universal life-type policies, increased 7% to $523 million in 2002, compared with $490 million in 2001. This increase relates to the 10% growth in total life insurance inforce, which grew to $119 billion at Dec. 31, 2002.

Management and other fees decreased 14% to $405 million in 2002, compared with $473 million in 2001. This decrease was primarily due to lower levels of average separate account assets, resulting primarily from market depreciation of equity securities as weak equity markets continued throughout the year. We provide investment management services for many of the mutual funds that are available as investment options for variable annuities and variable life insurance. We also receive mortality and expense risk fees from the separate accounts based on the level of assets.

Net realized losses on investments were $5 million in 2002, compared to net realized losses of $650 million in 2001. The 2002 net realized losses include $146 million from impairments recognized on available-for-sale securities during the year (including $45 million related to directly-held WorldCom debt holdings). We sold approximately $10.5 billion of our invested assets on a consolidated basis during 2002. In addition, approximately $3 billion in investments were redeemed during the year. The cash generated by these sales and redemptions has been or will be invested. The net realized loss for 2001 was comprised of a $143 million pretax net loss in the first quarter resulting primarily from the recognition of impairment losses and the sale of certain high-yield securities; a $227 million writedown in the second quarter to recognize the impact of higher default rate assumptions on certain structured investments; a $262 million writedown of lower-rated securities (most of which were sold during 2001) in the second quarter primarily in connection with our decision to lower our risk profile by reducing the level of our high-yield fixed maturity investment portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; and $18 million of other net losses primarily related to the sale and write-down of other investments.





             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS
                                       23
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Total benefits and expenses increased to $2.4 billion in 2002 from $2.3 billion in 2001. The largest component of expenses, interest credited to policyholder accounts for universal life-type insurance and investment contracts, increased 2% to $1.2 billion, reflecting the growth in fixed annuities in force and the effect of less depreciation in the S&P 500 on equity indexed annuities, despite lower interest crediting rates from the lower interest rate environment. The $56 million increase in total death and other benefits reflects higher insurance claims and a significant increase in guaranteed minimum death benefits on variable annuity contracts with $37 million expensed in 2002 versus $16 million in 2001. 2001's results also include an $11 million charge for anticipated insured loss claims from the September 11th terrorist attacks while 2002 results include a $7 million reversal of a portion of these reserves as a result of lower than anticipated insured loss claims. Deferred acquisition costs (DAC) of $3.3 billion and $3.1 billion are on our balance sheet at Dec. 31, 2002 and 2001, respectively. These balances are approximately $1.7 billion related to life and health insurance and $1.6 billion to annuities. In 2001, approximately $1.6 billion related to life and health insurance and $1.5 billion to annuities. Amortization of DAC decreased to $312 million in 2002, compared to $371 million in 2001. The decrease in 2002's amortization was primarily from the $67 million amortization increase in the first quarter of 2001 of DAC for variable annuity and insurance products as a result of the significant decline in equity-based separate account values and the associated fee revenues. In addition, during the third quarter of 2002 we completed a comprehensive review of our DAC related practices that resulted in a net increase in DAC amortization, as described below.

Other insurance and operating expenses increased to $438 million in 2002, compared to $408 million in 2001. This increase was primarily due to lower levels of expenses deferred in 2002 as described below and from business growth and technology costs related to growth initiatives.

The costs of acquiring new business, including for example, direct sales commissions, related sales incentive bonuses and awards, underwriting costs, policy issue costs and other related costs, have been deferred on the sale of insurance and annuity contracts. The DAC for universal life and variable universal life insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. DAC for other annuities are amortized using the interest method. For traditional life, disability income and long-term care insurance policies, the costs are amortized in proportion to premium revenue.

Amortization of DAC requires the use of certain assumptions including interest margins, mortality rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. This rate is net of asset fees, and anticipates a blend of equity and fixed income investments. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.

Management monitors other principal DAC assumptions, such as persistency rates, mortality rates, interest margins and maintenance expense levels each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring process, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an acceleration of DAC amortization while a decrease in amortization percentage will result in a deceleration of DAC amortization. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period, and is reflected in the period that such changes are made. In 2002, excluding the third quarter, the impact of resetting these assumptions, along with the impact of unfavorable equity market performance, was an acceleration of $22 million pretax of DAC amortization. Third quarter impacts are described below.

During the third quarter of 2002, we completed a comprehensive review of our DAC related practices. The specific areas reviewed included costs deferred, DAC amortization periods, customer asset value growth rate assumptions (which are typically reviewed on a quarterly basis) and other assumptions, including mortality rates and product persistency (which are typically updated on an annual basis in the third quarter). As a result of this review, we took certain actions that resulted in a net $37 million increase in expenses in the third quarter of 2002.

We reset our customer asset value growth rate assumptions for variable annuity and variable life products to anticipate near-term and long-term growth at an annual rate of 7%. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. This rate is net of asset fees, and anticipates a blend of equity and fixed income investments. Prior to resetting these assumptions, we were projecting long-term customer asset value growth at 7.5% and near-term growth at approximately twice that rate. The impact of resetting these assumptions, along with the impact of unfavorable third quarter 2002 equity market performance, was an acceleration of $173 million pretax of DAC amortization.

             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS
                                       24
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Going forward, we intend to continue to use a mean reversion method as a guideline in setting the near-term customer asset value growth rate, also referred to as the mean reversion rate. In periods when market performance results in actual contract value growth at a rate different than that assumed, we will reassess the near-term rate in order to continue to project our best estimate of long-term growth. For example, if actual contract value growth during a quarter is less than 7% on an annualized basis, we would increase the mean reversion rate assumed over the near term to the rate needed to achieve the long-term annualized growth rate of 7% by the end of that period, assuming this long-term view is still appropriate.

We revised certain mortality and persistency assumptions for universal and variable universal life insurance products and fixed and variable annuity products to better reflect actual experience and future expectations. We updated the mortality table used in pricing universal and variable universal life products and in valuing the associated DAC. The most recently published life insurance industry mortality table was used as a starting point, and was then modified based on our experience. We also observed that recent persistency of our universal life products was consistently better than expected, and determined the trend justified an improvement in assumed persistency rates. Additionally, we reviewed and updated persistency assumptions for fixed and variable deferred annuity products. We also reviewed the periods over which DAC is amortized for fixed and variable deferred annuity products. Analysis showed that significant volumes of advisor-distributed fixed annuities were expected to persist beyond our ten-year DAC amortization period. As a result, we extended the amortization period from 10 to 15 years to be more consistent with the period over which significant profits were expected and that would result in a more appropriate matching of revenues and expense. Similarly, we made slight increases in the amortization periods used for certain blocks of advisor-distributed variable annuities. These changes, along with revised assumptions projecting more favorable persistency and mortality rates, resulted in a decrease in DAC expense of $155 million pretax.

Finally, we reviewed our acquisition costs to clarify those costs that vary with and are primarily related to the acquisition of new and renewable annuity and insurance contracts. We revised the types and amounts of costs deferred, in part to reflect the impact of advisor platform changes and the effects of related reengineering. This resulted in an increase in expense of $19 million pretax recognized in the third quarter of 2002.

The adjustments made to customer asset value growth rate assumptions should reduce the risk of adverse DAC adjustments going forward, while changes made to mortality and persistency assumptions and DAC amortization periods somewhat increase the risk of adverse adjustments. Overall, we believe we are less exposed to the risk of adverse DAC adjustments as a result of these changes. The changes relating to the types and amounts of costs deferred will somewhat accelerate the recognition of ongoing expenses, although the impact of this should be offset to some extent as reengineering and other cost control initiatives are expected to mitigate their impact.

2001 COMPARED TO 2000:

Consolidated net loss was $65 million in 2001, compared to consolidated net income of $586 million in 2000. Consolidated loss before income tax benefit and cumulative effect of accounting change totaled $189 million in 2001, compared with consolidated income before income tax expense of $807 million in 2000. This decline was primarily the result of a $633 million increase in net realized loss on investments and a $245 million decrease in investment income.

Total revenues decreased to $2.1 billion in 2001, compared with $3.0 billion in 2000. The decrease was primarily due to decreases in net investment income and from the realized investments losses. Net investment income, the largest component of revenues, decreased by $245 million from the prior year, primarily reflecting credit related yield adjustments on fixed maturity investments and overall lower investment yields.

Total premiums and investment contract deposits received decreased to $5.8 billion in 2001, compared with $6.9 billion in 2000. The reduction is primarily due to lower variable annuity sales.

Policyholder and contractholder charges, which consist primarily of cost of insurance charges on universal life-type policies, increased 12% to $490 million in 2001, compared with $438 million in 2000. This increase reflects increased total life insurance in force, which grew 10% to $108 billion at Dec. 31, 2001.

Management and other fees decreased 21% to $473 million in 2001, compared with $598 million in 2000. This decrease reflects lower average separate account assets outstanding, resulting primarily from equity market depreciation. We provide investment management services for many of the mutual funds that are available as investment options for variable annuities and variable life insurance. We also receive a mortality and expense risk fee from the separate accounts.

Net realized losses on investments were $650 million in 2001, compared to net realized losses of $17 million in 2000. The net loss for the year was comprised of a $143 million pretax net loss in the first quarter resulting primarily from the recognition of impairment losses and the sale of certain high-yield securities; a $227 million writedown in the second quarter to recognize the impact of higher default rate assumptions on certain structured investments; a $262 million writedown of lower-rated securities (most of which were sold during 2001) in the second quarter primarily in connection with our decision to lower our risk profile by reducing the level of our high-yield fixed maturity investment portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; and $18 million of other net losses primarily related to the sale and write-down of other investments.

             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS
                                       25
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Total benefits and expenses increased slightly to $2.3 billion in 2001 from $2.2 billion in 2000. The largest component of expenses, interest credited to policyholder accounts for universal life-type insurance and investment contracts, decreased slightly to $1.1 billion, reflecting a slight decrease in fixed annuities in force and lower interest crediting rates due to the lower interest rate environment. Amortization of DAC increased to $371 million in 2001, compared to $362 million in 2000. The increase was primarily due to DAC unlocking adjustments (see footnote one of the financial statements for the definition of unlocking adjustments), which resulted in a net increase in amortization of $33.6 million in 2001 and a net decrease in amortization of $12.3 million in 2000. Amortization, excluding unlocking adjustments, was significantly less in 2001 than in 2000, due primarily to the significant drop in equity-based separate account values and associated fee revenue.

Other insurance and operating expenses increased to $408 million in 2001, compared to $379 million in 2000. This increase was primarily a result of business growth and technology costs related to growth initiatives.

IMPACT OF MARKET VOLATILITY ON RESULTS OF OPERATIONS

Various aspects of our business can be significantly impacted by equity market levels and other market-based factors. One of these items is the management fee revenue which is based on the market value of separate account assets. Other areas impacted by market volatility involve DAC (as noted above), structured investments and the variable annuity guaranteed minimum death benefit feature. The value of our structured investment portfolio is impacted by various market factors. These investments include collateralized debt obligations and secured loan trusts (backed by high-yield bonds and bank loans), which are held by us through interests in special purpose entities. The carrying value of these investments is based on estimated cash flow projections, which are affected by factors such as default rates, persistency of defaults, recovery rates and interest rates, among others. Persistency of, or increases in, these default rates could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations. Conversely, a decline in the default rates would result in higher values and would benefit future results of operations.

The majority of the variable annuity contracts offered by us contain guaranteed minimum death benefit (GMDB) provisions. At time of issue, these contracts typically guarantee the death benefit payable will not be less than the amount invested, regardless of the performance of the customer's account. Most contracts also provide for some type of periodic adjustment of the guaranteed amount based on the change in the value of the contract. A large portion of our contracts containing a GMDB provision adjust once every six years. The periodic adjustment of these contracts can either increase or decrease the guaranteed amount though not below the amount invested adjusted for withdrawals. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the accumulated contract value. Currently, the amount paid in excess of contract value is expensed when payable.

CERTAIN CRITICAL ACCOUNTING POLICIES

Our significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to the recognition of impairment within the investment portfolio, deferred policy acquisition costs and insurance and annuity reserves.

INVESTMENTS

All fixed maturity securities and marketable equity securities are classified as available-for-sale and carried at fair value. Unrealized gains and losses on securities classified as available-for-sale are carried as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs and income taxes. Gains and losses are recognized in the results of operations upon disposition of the securities using the specific identification method. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for fixed maturity securities include, but are not limited to, issuer downgrade, default or bankruptcy. We also consider the extent to which cost exceeds fair value, the duration of time of that decline, and management's judgment about the issuer's current and prospective financial condition. The charges are reflected in net realized gain (loss) on investments within the Consolidated Statements of Income.

Fair value of fixed maturity and equity securities is generally based on quoted market prices. However, our investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations
(CDOs) and secured loan trusts (SLTs) (backed by high-yield bonds and bank loans), which are not readily marketable. As a result, the carrying values of these structured investments are based on estimated cash flow projections which require a significant degree of management judgment as to default and recovery rates of the underlying investments and, as such, are subject to change. If actual future cash flows are less than projected, additional losses would be realized.

The reserve for losses on mortgage loans on real estate is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS
                                       26
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DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, including for example, direct sales commissions, related sales incentive bonuses and awards, underwriting costs, policy issue costs and other related costs, have been deferred on the sale of insurance and annuity contracts. The DAC for universal life and variable universal life insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. DAC for other annuities are amortized using the interest method. For traditional life, disability income and long-term care insurance policies, the costs are amortized in proportion to premium revenue.

Amortization of DAC requires the use of certain assumptions including interest margins, mortality rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. This rate is net of asset fees, and anticipates a blend of equity and fixed income investments. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.

Management monitors other principal DAC assumptions, such as persistency rates, mortality rates, interest margins and maintenance expense levels each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an acceleration of DAC amortization while a decrease in amortization percentage will result in a deceleration of DAC amortization. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period, and is reflected in the period that such changes are made.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for fixed and variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for equity indexed deferred annuities issued before 1999 are equal to the present value of guaranteed benefits and the intrinsic value of index-based benefits. Liabilities for equity indexed deferred annuities issued in 1999 or later are equal to the accumulation of host contract values covering guaranteed benefits and the market value of embedded equity options.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue, with an average rate of approximately 6.5%.

Liabilities for future benefits on traditional life insurance, principally term and whole life insurance, are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables, with modifications based on our experience. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on level term and cash value plans generally anticipated to be better than persistency on yearly renewable term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 7% over 5 to 10 years.

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 5% to 8%.

Liabilities for reported and unpaid life insurance claims are equal to the death benefits payable. For disability income and long-term care claims, unpaid claims liabilities are equal to benefit amounts due and accrued. Liabilities for incurred but not reported claims are estimated based on periodic analysis of the actual reported claim lag. Where applicable, amounts recoverable from reinsurers are separately recorded as receivables. For life insurance, no claim adjustment expense reserve is held. The claim adjustment expense reserves for disability income and long-term care are based on the claim reserves.

RISK MANAGEMENT

The sensitivity analysis discussed below estimates the effects of hypothetical sudden and sustained changes in the applicable market conditions of two different types of market risk on the ensuing year's earnings, based on year-end positions. The market changes, assumed to occur as of year-end, are a 100 basis point increase in market interest rates and a 10% decline in the value of equity securities held in separate accounts. Computations of the prospective effects of hypothetical interest rate and equity market changes are based on numerous assumptions, including relative levels of market interest rates and equity prices, as well as the levels of assets and liabilities. The hypothetical changes and assumptions will be different from what actually occur. Furthermore, the computations do not incorporate actions that management could take if the hypothetical market changes actually took place. As a result, actual earnings consequences will differ from those quantified below.

             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS
                                       27
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We primarily invest in fixed income securities over a broad range of maturities for the purpose of providing fixed annuity and fixed universal life contractholders with a competitive rate of return on their investments while controlling risk, and to provide a dependable and targeted spread between the interest rate earned on investments and the interest rate credited to contractholders' accounts. We do not invest in securities to generate short-term trading profits.

IDS Life and each of its insurance subsidiaries' investment committees meet periodically. With respect to IDS Life of New York and American Centurion Life, the full Board acts as the investment committee. At these meetings, the committee or Board reviews models projecting different interest rate scenarios, risk/return measures, and their effect on profitability. The committee or Board also reviews the distribution of assets in the portfolio by type and credit risk sector. The objective of the committee or Board is to structure the investment security portfolio based upon the type and expected behavior of products in the liability portfolio so as to meet contractual obligations and to achieve targeted levels of profitability within defined risk parameters.

Rates credited to contract owners' accounts are generally reset at shorter intervals than the maturity of underlying investments. Therefore, margins may be negatively impacted by increases in the general level of interest rates. Part of the investment committee's or Board's strategy includes the use of derivatives, such as interest rate caps, swaps and floors, for risk management purposes. These derivatives help protect margins by increasing investment returns if there is a sudden and severe rise in interest rates, thereby mitigating the impact of an increase in rates credited to contract owner's fixed accounts. Conversely, in a low interest rate environment, such as that experienced recently, margins may be negatively impacted as the interest rates available on our investments approaches the guaranteed minimum interest rates on insurance or annuity contracts. This negative impact may be compounded by the fact that many of our interest bearing investments are callable or prepayable by the issuer and calls and prepayments are more likely to occur in a low interest rate environment.

The negative effect on our pretax earnings of a 100 basis point increase in interest rates, which assumes repricings and customer behavior based on the application of proprietary models to the book of business at Dec. 31, 2002, would be approximately $11 million.

On a certain annuity product, the interest is credited to contractholders' accounts based upon the relative change in a major stock market index between the beginning and end of the product's term. As a means of hedging our obligation under the provisions of this product, the committee's strategy is to purchase and write options on a major stock market index, and to purchase futures which are marked to market daily and exchange traded, exposing us to no counterparty risk. At Dec. 31, 2002 equity-based derivatives with a net notional amount of $225 million were outstanding to hedge these equity market exposures.

The amount of the fee income we receive is based upon the daily market value of the separate account assets. As a result, our fee income would be negatively impacted by a decline in the equity markets. Another part of the investment committee's strategy is to use index options to manage the equity market risk related to fee income. These derivatives help protect fee income by providing option income when there is a significant decline in the equity markets. We did not have equity-based derivatives outstanding at Dec. 31, 2002 for this purpose.

The negative effect on our pretax earnings of a 10% decline in equity prices would be approximately $23 million based on separate account assets under management as of Dec. 31, 2002.

LIQUIDITY AND CAPITAL RESOURCES

Our liquidity requirements are generally met by funds provided by premiums, investment income, proceeds from sales of investments as well as maturities, periodic repayments of investment principal and capital contributions. Maturities of our investments are largely matched with the expected future payments of insurance and annuity obligations.

The primary uses of funds are policy benefits, commissions and operating expenses, policy loans, dividends and investment purchases.

We have available lines of credit with AEFC aggregating $200 million ($100 million committed and $100 million uncommitted). There were no borrowings outstanding at Dec. 31, 2002. At Dec. 31, 2002, we had outstanding reverse repurchase agreements totaling $225 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

At Dec. 31, 2002, investments in fixed maturities comprised 84% of our total invested assets and primarily include corporate debt, mortgage and other asset-backed securities. Approximately 49% is invested in GNMA, FNMA and FHLMC mortgage-backed securities which are considered AAA quality. Our corporate securities comprise a diverse portfolio with the largest concentrations accounting for approximately 63% of the portfolio, in the following industries: banking and finance, utilities, communication and media and transportation.

At Dec. 31, 2002, approximately 7% of our investments in fixed maturities were below investment grade bonds. These investments may be subject to a higher degree of risk than the investment grade issues because of the borrower's generally greater sensitivity to adverse economic conditions, such as a recession or increasing interest rates, and in certain instances, the lack of an active secondary market. Expected returns on below investment grade bonds reflect consideration of such factors. We have identified those fixed maturities for which a decline in fair value is determined to be other-than-temporary, and have written them down to fair value with a charge to earnings.

During 2002, we continued to hold investments in CDOs and SLTs, some of which are also managed by a related party. We invested in CDOs and SLTs as part of our investment strategy in order to pay a competitive rate to contractholders' accounts. Our exposure as an investor is limited solely to our aggregate investment in the CDOs and SLTs, and we have no obligations or commitments, contingent or otherwise, that could require any further funding of such investments. As of Dec. 31, 2002, the carrying values of the CDO residual tranches and SLT notes were $13 million and $657 million, respectively. CDOs and SLTs are illiquid investments. As an investor in the

             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS
                                       28
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residual tranche of CDOs, our return correlates to the performance of portfolios of high-yield bonds and/or bank loans. As a noteholder of SLTs, our return is based on a reference portfolio of loans. The carrying value of the CDO and SLT investments and our projected return are based on discounted cash flow projections that require a significant degree of management judgment as to assumptions primarily related to default and recovery rates of the high-yield bonds and/or bank loans either held directly by the CDO or in the reference portfolio of the SLT and, as such, are subject to change. Generally, the SLTs are structured such that the principal amount of the loans in the reference portfolio may be up to five times that of the par amount of the notes held by us. Although the exposure associated with our investment in CDOs and SLTs is limited to the carrying value of such investments, they are volatile investments and have a substantial degree of risk associated with them because the amount of the initial value of the loans and/or other debt obligations in the related portfolios is significantly greater than our exposure. Deterioration in the value of the high-yield bonds or bank loans would likely result in deterioration of our investment return with respect to the relevant CDO or SLT, as the case may be. In the event of significant deterioration of a portfolio, the relevant CDO or SLT may be subject to early liquidation, which could result in further deterioration of the investment return or, in severe cases, loss of the carrying amount.

During 2001, we placed a majority of our rated CDO securities and related accrued interest, as well as a relatively minor amount of other liquid securities (collectively referred to as transferred assets), having an aggregate book value of $675 million, into a securitization trust. In return, we received $90 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $586 million. As of Dec. 31, 2002, the retained interests had a carrying value of $562 million, of which $388 million is considered investment grade. We have no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases or decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At Dec. 31, 2002, net unrealized gains on available-for-sale fixed maturity securities included $1,029 million of gross unrealized gains and $186 million of gross unrealized losses. We do not classify fixed maturity securities as held-to-maturity.

At Dec. 31, 2002, we had a reserve for losses on mortgage loans totaling $35 million and on real estate investments totaling $nil.

In 2002, we received capital contributions from AEFC totaling $400 million and paid dividends of $70 million to AEFC.

The economy and other factors cause insurance companies to go under regulatory supervision. These situations result in assessments by state guaranty associations to cover losses to policyholders of insolvent or rehabilitated companies. Some assessments can be partially recovered through a reduction in future premium taxes in certain states. We established an asset for guaranty association assessments paid to those states allowing a reduction in future premium taxes over a reasonable period of time. The asset is being amortized as premium taxes are reduced. We have also estimated the potential effect of future assessments on our financial position and results of operations and have established a reserve for such potential assessments.

The National Association of Insurance Commissioners (NAIC) established risk-based capital (RBC) standards for life insurance companies to determine capital requirements based upon the risks inherent in its operations. These standards require the computation of a RBC amount which is then compared to a company's actual total adjusted statutory capital. The computation involves applying factors to various statutory financial data to address four primary risks: asset default, adverse insurance experience, interest rate risk and external events. These standards provide for regulatory attention when the percentage of total adjusted capital to authorized control level RBC is below certain levels. As of Dec. 31, 2002, our total adjusted capital was well in excess of the levels requiring regulatory attention. In 2003, any dividend distributions in excess of 10% of our statutory capital would require approval of the Department of Commerce of the State of Minnesota.

FORWARD-LOOKING STATEMENTS

Certain statements in the Management's Discussion and Analysis of Consolidated Financial Condition and Results of Operations contain forward-looking statements which are subject to risks and uncertainties that could cause results to differ materially from such statements. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "should," "could," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements. Important factors that could cause actual results to differ materially from our forward-looking statements include, but are not limited to: fluctuations in external markets, which can affect the amount and types of investment products sold, the market value of our managed assets, management and other fees received based on those assets and the amount of amortization of DAC; potential deterioration in high-yield and other investments, which could result in further losses in our investment portfolio; changes in assumptions relating to DAC which also could impact the amount of DAC amortization; the ability to sell certain high-yield investments at expected values and within anticipated timeframes and to maintain our high-yield portfolio at certain levels in the future; the types and the value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect us against losses; negative changes in our and our subsidiaries' credit ratings; increasing competition in all our major businesses; the adoption of recently issued rules related to the consolidation of variable interest entities, including those involving CDOs and SLTs that we invest in which could affect both our balance sheet and results of operations; and outcomes of litigation.

             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

ADDITIONAL INFORMATION


INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2002 previously filed by IDS Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.


IDS Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact IDS Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on IDS Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION


Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling IDS Life pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


EXPERTS


Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of IDS Life Insurance Company at Dec. 31, 2002 and 2001, and for each of the three years in the period ended Dec. 31, 2002, and the individual financial statements of the segregated assets of IDS Life Accounts G, F, H, LZ, KZ, IZ, N, MZ, and JZ - IDS Life Group Variable Annuity Contract as of Dec. 31, 2002, and for each of the two years in the period then ended, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

IDS Life Insurance Company
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS

IDS LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of IDS Life Insurance Company (a wholly-owned subsidiary of American Express Financial Corporation) as of December 31, 2002 and 2001, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of IDS Life Insurance Company at December 31, 2002 and 2001, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

January 27, 2003

Minneapolis, Minnesota

IDS Life Insurance Company
-------------------------------------------------------------------------------

Consolidated Balance Sheets

December 31, (In thousands, except share amounts)                                                    2002          2001
Assets
Investments:
   Available-for-sale:
      Fixed maturities, at fair value (amortized cost: 2002, $23,209,226; 2001, $20,022,072)      $24,052,104   $20,157,137
      Common stocks, at fair value (cost: 2002, $19; 2001, $805)                                           21         1,704
   Mortgage loans on real estate                                                                    3,417,651     3,680,394
   Policy loans                                                                                       597,144       619,571
   Other investments                                                                                  752,558       621,897
                                                                                                      -------       -------
      Total investments                                                                            28,819,478    25,080,703
Cash and cash equivalents                                                                           4,424,061     1,150,251
Amounts recoverable from reinsurers                                                                   633,510       529,166
Amounts due from brokers                                                                                  501        90,794
Other accounts receivable                                                                              56,245        46,349
Accrued investment income                                                                             296,595       278,199
Deferred policy acquisition costs                                                                   3,309,783     3,107,187
Deferred income taxes, net                                                                                 --       156,308
Other assets                                                                                          117,788       123,246
Separate account assets                                                                            21,980,674    27,333,697
                                                                                                   ----------    ----------
Total assets                                                                                      $59,638,635   $57,895,900
                                                                                                  ===========   ===========
Liabilities and stockholder's equity
Liabilities:
   Future policy benefits:
      Fixed annuities                                                                             $23,411,314   $19,592,273
      Universal life-type insurance                                                                 3,515,010     3,433,904
      Traditional life insurance                                                                      247,441       241,165
      Disability income and long-term care insurance                                                1,466,171     1,227,172
   Policy claims and other policyholders' funds                                                        85,400        71,879
   Amounts due to brokers                                                                           3,342,989     1,740,031
   Deferred income taxes, net                                                                         182,059            --
   Other liabilities                                                                                  463,326       437,017
   Separate account liabilities                                                                    21,980,674    27,333,697
                                                                                                   ----------    ----------
      Total liabilities                                                                            54,694,384    54,077,138
                                                                                                   ----------    ----------
Commitments and contingencies
Stockholder's equity:
   Capital stock, $30 par value per share; 100,000 shares authorized, issued and outstanding            3,000         3,000
   Additional paid-in capital                                                                       1,088,327       688,327
   Accumulated other comprehensive income, net of tax:
      Net unrealized securities gains                                                                 497,319        83,443
      Net unrealized derivative gains (losses)                                                            764         1,332
                                                                                                          ---         -----
         Total accumulated other comprehensive income                                                 498,083        84,775
   Retained earnings                                                                                3,354,841     3,042,660
                                                                                                    ---------     ---------
         Total stockholder's equity                                                                 4,944,251     3,818,762
                                                                                                    ---------     ---------
Total liabilities and stockholder's equity                                                        $59,638,635   $57,895,900
                                                                                                  ===========   ===========

See accompanying notes to consolidated financial statements.

IDS Life Insurance Company
-------------------------------------------------------------------------------

Consolidated Statements of Income

Years ended December 31, (In thousands)                                               2002         2001          2000
Revenues
Premiums:
   Traditional life insurance                                                      $   67,978   $   59,415   $   56,187
   Disability income and long-term care insurance                                     273,737      255,428      231,311
                                                                                      -------      -------      -------
      Total premiums                                                                  341,715      314,843      287,498
Net investment income                                                               1,561,856    1,485,688    1,730,605
Policyholder and contractholder charges                                               522,777      489,583      438,127
Management and other fees                                                             404,787      473,406      598,168
Net realized loss on investments                                                       (4,507)    (649,752)     (16,975)
                                                                                       ------     --------      -------
      Total revenues                                                                2,826,628    2,113,768    3,037,423
                                                                                    ---------    ---------    ---------
Benefits and expenses
Death and other benefits:
   Traditional life insurance                                                          36,881       35,519       29,042
   Universal life-type insurance and investment contracts                             221,544      175,247      131,467
   Disability income and long-term care insurance                                      52,962       44,725       40,246
Increase in liabilities for future policy benefits:
   Traditional life insurance                                                           2,768        7,231        5,765
   Disability income and long-term care insurance                                     134,605      123,227      113,239
Interest credited on universal life-type insurance and investment contracts         1,157,636    1,137,636    1,169,641
Amortization of deferred policy acquisition costs                                     312,402      371,342      362,106
Other insurance and operating expenses                                                437,823      407,798      378,653
                                                                                      -------      -------      -------
      Total benefits and expenses                                                   2,356,621    2,302,725    2,230,159
                                                                                    ---------    ---------    ---------
Income (loss) before income tax expense (benefit) and
   cumulative effect of accounting change                                             470,007     (188,957)     807,264
Income tax expense (benefit)                                                           87,826     (145,222)     221,627
                                                                                       ------     --------      -------
Income (loss) before cumulative effect of accounting change                           382,181      (43,735)     585,637
Cumulative effect of accounting change (net of income tax benefit of $11,532)              --      (21,416)          --
                                                                                   ----------   ----------   ----------
Net income (loss)                                                                  $  382,181   $  (65,151)  $  585,637
                                                                                   ==========   ==========   ==========

See accompanying notes to consolidated financial statements.

IDS Life Insurance Company
-------------------------------------------------------------------------------

Consolidated Statements of Stockholder's Equity
                                                                                          Accumulated
                                                                                             other
                                                                            Additional   comprehensive                  Total
                                                                  Capital     paid-in   income (loss),   Retained   stockholder's
For the three years ended December 31, 2002 (In thousands)         stock      capital     net of tax     earnings      equity
Balance, January 1, 2000                                         $3,000   $   288,327    $(411,230)   $2,932,174    $2,812,271
Comprehensive income:
   Net income                                                        --            --           --       585,637       585,637
   Net unrealized holding gains on available-for-sale
     securities arising during the year, net of deferred
     policy acquisition costs of ($5,154)
     and income tax expense of ($46,921)                             --            --       87,138            --        87,138
   Reclassification adjustment for gains included in
     net income, net of income tax expense of $5,192                 --            --       (9,642)           --        (9,642)
                                                                 ------   -----------    ---------    ----------    ----------
   Other comprehensive income                                        --            --       77,496            --        77,496
                                                                 ------   -----------    ---------    ----------    ----------
   Comprehensive income                                              --            --           --            --       663,133
Cash dividends                                                       --            --           --      (410,000)     (410,000)
                                                                 ------   -----------    ---------    ----------    ----------

Balance, December 31, 2000                                        3,000       288,327     (333,734)    3,107,811     3,065,404
Comprehensive income:
   Net loss                                                          --            --           --       (65,151)      (65,151)
   Cumulative effect of adopting SFAS No. 133, net of
     income tax benefit of $626                                      --            --       (1,162)           --        (1,162)
   Net unrealized holding losses on available-for-sale
     securities arising during the year, net of deferred
     policy acquisition costs of ($20,191)
     and income tax benefit of $6,064                                --            --      (11,262)           --       (11,262)
   Reclassification adjustment for losses on
     available-for-sale securities included in net loss,
     net of income tax benefit of $228,003                           --            --      423,434            --       423,434
   Reclassification adjustment for losses on derivatives
     included in net loss, net of income tax benefit of $4,038       --            --        7,499            --         7,499
                                                                 ------   -----------    ---------    ----------    ----------
   Other comprehensive income                                        --            --      418,509            --       418,509
                                                                 ------   -----------    ---------    ----------    ----------
   Comprehensive income                                              --            --           --            --       353,358
Capital contribution                                                 --       400,000           --            --       400,000
                                                                 ------   -----------    ---------    ----------    ----------

Balance, December 31, 2001                                        3,000       688,327       84,775     3,042,660     3,818,762
Comprehensive income:
   Net income                                                        --            --           --       382,181       382,181
   Net unrealized holding gains on available-for-sale
     securities arising during the year, net of deferred
     policy acquisition costs of ($75,351)
     and income tax expense of ($228,502)                            --            --      424,360            --       424,360
   Reclassification adjustment for gains on available-for-sale securities included in net income, net of income tax
     expense of $5,645                                               --            --      (10,484)           --       (10,484)
   Reclassification adjustment for gains on derivatives
     included in net income, net of income tax expense of $305       --            --         (568)           --          (568)
                                                                 ------   -----------    ---------    ----------    ----------
   Other comprehensive income                                        --            --      413,308            --       413,308
                                                                 ------   -----------    ---------    ----------    ----------
   Comprehensive income                                              --            --           --            --       795,489
Cash dividends                                                       --            --           --       (70,000)      (70,000)
Capital contribution                                                 --       400,000           --            --       400,000
                                                                 ------   -----------    ---------    ----------    ----------
Balance, December 31, 2002                                       $3,000    $1,088,327    $ 498,083    $3,354,841    $4,944,251
                                                                 ======    ==========    =========    ==========    ==========

See accompanying notes to consolidated financial statements.

IDS Life Insurance Company
-------------------------------------------------------------------------------

Consolidated Statements of Cash Flows

Years ended December 31, (In thousands)                                                 2002               2001             2000
Cash flows from operating activities
Net income (loss)                                                                 $    382,181       $   (65,151)     $   585,637
Adjustments to reconcile net income (loss) to net cash
   provided by operating activities:
   Cumulative effect of accounting change, net of tax                                       --            21,416               --
   Policy loans, excluding universal life-type insurance:
     Issuance                                                                          (35,345)          (43,687)         (61,313)
     Repayment                                                                          49,256            54,004           56,088
   Change in amounts recoverable from reinsurers                                      (104,344)         (112,686)         (89,312)
   Change in other accounts receivable                                                  (9,896)           (4,025)           6,254
   Change in accrued investment income                                                  (5,139)           56,729            8,521
   Change in deferred policy acquisition costs, net                                   (277,947)         (175,723)        (291,634)
   Change in liabilities for future policy benefits for traditional life,
     disability income and long-term care insurance                                    245,275           223,177          206,377
   Change in policy claims and other policyholder's funds                               13,521            19,812           27,467
   Deferred income tax provision (benefit)                                             116,995          (246,205)          37,704
   Change in other liabilities                                                          26,309           (24,509)        (120,256)
   Amortization of premium, net                                                         65,869           108,958           37,909
   Net realized loss on investments                                                      4,507           649,752           16,975
   Policyholder and contractholder charges, non-cash                                  (232,725)         (217,496)        (151,745)
   Other, net                                                                           13,820           (83,023)          (9,279)
                                                                                       -------           -------          -------
     Net cash provided by operating activities                                         252,337           161,343          259,393
                                                                                       -------           -------          -------
Cash flows from investing activities
Held-to-maturity securities:
   Purchases                                                                                --                --           (4,487)
   Maturities, sinking fund payments and calls                                              --                --          589,742
   Sales                                                                                    --                --           50,067
Available-for-sale securities:
   Purchases                                                                       (16,287,891)       (9,477,740)      (1,454,010)
   Maturities, sinking fund payments and calls                                       3,078,509         2,706,147        1,019,403
   Sales                                                                            10,093,228         5,493,141        1,237,116
Other investments, excluding policy loans:
   Purchases                                                                          (543,843)         (442,876)        (706,082)
   Sales                                                                               509,588           370,636          435,633
Change in amounts due from brokers                                                      90,293           (75,492)         (15,157)
Change in amounts due to brokers                                                     1,602,958         1,293,684          298,236
                                                                                     ---------         ---------          -------
     Net cash (used in) provided by investing activities                            (1,457,158)         (132,500)       1,450,461
                                                                                    ----------          --------        ---------
Cash flows from financing activities
Activities related to universal life-type insurance and investment contracts:
   Considerations received                                                           4,638,111         2,088,114        1,842,026
   Surrenders and other benefits                                                    (1,655,631)       (2,810,401)      (3,974,966)
   Interest credited to account balances                                             1,157,636         1,137,636        1,169,641
Universal life-type insurance policy loans:
   Issuance                                                                            (80,831)          (83,720)        (134,107)
   Repayment                                                                            89,346            72,805           82,193
Capital contribution                                                                   400,000           400,000               --
Dividends paid                                                                         (70,000)               --         (410,000)
                                                                                     ---------           -------       ----------
     Net cash provided by (used in) financing activities                             4,478,631           804,434       (1,425,213)
                                                                                     ---------           -------       ----------
Net increase in cash and cash equivalents                                            3,273,810           833,277          284,641
Cash and cash equivalents at beginning of year                                       1,150,251           316,974           32,333
                                                                                     ---------           -------       ----------
Cash and cash equivalents at end of year                                          $  4,424,061       $ 1,150,251      $   316,974
                                                                                  ============       ===========      ===========
Supplemental disclosures:
   Income taxes paid                                                              $         --       $        --      $   225,704
   Interest on borrowings                                                                7,906            23,688            3,299
                                                                                     ---------           -------       ----------

See accompanying notes to consolidated financial statements.

IDS Life Insurance Company
-------------------------------------------------------------------------------

Notes to Consolidated Financial Statements

(In thousands)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business

IDS Life Insurance Company (the Company) is a stock life insurance company organized under the laws of the State of Minnesota whose products are primarily distributed through branded financial advisors. The Company is a wholly-owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly-owned subsidiary of American Express Company. The Company serves residents of all states except New York. IDS Life Insurance Company of New York is a wholly-owned subsidiary of the Company and serves New York State residents. The Company also wholly-owns American Enterprise Life Insurance Company, which issues fixed and variable annuity contracts for sale through insurance agencies and broker-dealers who may also be associated with financial institutions, such as banks. American Centurion Life Assurance Company is a wholly-owned subsidiary that offers fixed and variable annuities to American Express(R) Cardmembers and others in New York and through insurance agencies and broker-dealers who may also be associated with financial institutions, such as banks, in New York. American Partners Life Insurance Company is a wholly-owned subsidiary that offers fixed and variable annuities to American Express(R) Cardmembers and others who reside in states other than New York. The Company also wholly-owns IDS REO 1, LLC and American Express Corporation. These subsidiaries hold real estate, mortgage loans on real estate and/or affordable housing investments.

The Company's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, the Company has the option of paying a higher rate set at its discretion. In addition, persons owning one type of annuity may have their interest calculated based on any increase in a broad-based stock market index. The Company also offers variable annuities, including the American Express Retirement Advisor Advantage(R) Variable Annuity and the American Express Retirement Advisor Select(R) Variable Annuity. Life insurance products currently offered by the Company include universal life (fixed and variable, single life and joint life), single premium life and term products. Waiver of premium and accidental death benefit riders are generally available with these life insurance products. The Company also markets disability income insurance. Although the Company discontinued marketing proprietary long-term care insurance at the end of 2002, long-term care insurance is available through a non-proprietary product distributed by an affiliate.

Under the Company's variable life insurance and variable annuity products described above, the purchaser may choose among investment options that include the Company's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short- term securities.

Basis of presentation

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities (see Note 4). Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue recognition

Profits on fixed deferred annuities are the excess of contractholder charges and investment income earned from investment of contract considerations over interest credited to contract values, amortization of deferred acquisition costs, and other expenses. Profits on variable deferred annuities also include the excess of management and other fees over the costs of guaranteed benefits provided. Policyholder and contractholder charges include policy fees and surrender charges. Management and other fees include investment management fees from underlying proprietary mutual funds, certain fee revenues from underlying nonproprietary mutual funds and mortality and expense risk fees from the variable annuity separate accounts.

IDS Life Insurance Company
-------------------------------------------------------------------------------

Profits on fixed universal life insurance are the excess of contractholder charges and investment income earned from investment of contract considerations over interest credited to contract values, death and other benefits paid in excess of contract values, amortization of deferred acquisition costs, and other expenses. Profits on variable universal life insurance also include management and other fees. Policyholder and contractholder charges include the monthly cost of insurance charges, issue and administrative fees and surrender charges. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Management and other fees include investment management fees from underlying proprietary mutual funds, certain fee revenues from underlying nonproprietary mutual funds and mortality and expense risk fees from the variable life insurance separate accounts.

Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Investments -- Fixed maturity and equity securities

All fixed maturity securities and marketable equity securities are classified as available-for-sale and carried at fair value. Unrealized gains and losses on securities classified as available-for-sale are carried as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs and income taxes. Gains and losses are recognized in the results of operations upon disposition of the securities using the specific identification method. In addition, losses are also recognized when management determines that a decline in a security's fair value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for fixed maturity securities include, but are not limited to, issuer downgrade, default, or bankruptcy. The Company also considers the extent to which cost exceeds fair value, the duration of time of that decline, and management's judgment about the issuer's current and prospective financial condition. The charges are reflected in net realized loss on investments within the Consolidated Statements of Income.

Fair value of fixed maturity and equity securities is generally based on quoted market prices. However, the Company's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) and secured loan trusts (backed by high-yield bonds and bank loans), which are not readily marketable. As a result, the carrying values of these structured investments are based on estimated cash flow projections which require a significant degree of management judgment as to default and recovery rates of the underlying investments and, as such, are subject to change. The Company's CDO investments are accounted for in accordance with Emerging Issues Task Force (EITF) Issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." The Company's secured loan trusts are accounted for in accordance with EITF Issue 96-12 "Recognition of Interest Income and Balance Sheet Classification of Structured Notes."

Net investment income, which primarily consists of interest earned on fixed maturity securities, is generally accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums, discounts and anticipated prepayments on mortgage-backed securities. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

Investments -- Mortgage loans on real estate

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Investments -- Policy loans

Policy loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of the related policies.

IDS Life Insurance Company
-------------------------------------------------------------------------------

Investments -- Other investments

Included in Other investments are affordable housing investments, trading securities, syndicated loans and real estate. Affordable housing investments are carried at amortized cost as the Company has no influence over the operating or financial policies of the general partner. Trading securities are held at fair market value with changes in value recognized in the Consolidated Statements of Income within Net investment income. Syndicated loans reflect principal amounts outstanding less reserves for losses and real estate is carried at its estimated fair value.

Cash and cash equivalents

The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

Deferred policy acquisition costs

The costs of acquiring new business, including for example, direct sales commissions, related sales incentive bonuses and awards, underwriting costs, policy issue costs and other related costs, have been deferred on the sale of insurance and annuity contracts. The deferred acquisition costs (DAC) for universal life and variable universal life insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. DAC for other annuities are amortized using the interest method. For traditional life, disability income and long-term care insurance policies, the costs are amortized in proportion to premium revenue.

Amortization of DAC requires the use of certain assumptions including interest margins, mortality rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. This rate is net of asset fees, and anticipates a blend of equity and fixed income investments. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.

Management monitors other principal DAC assumptions, such as persistency rates, mortality rate, interest margin and maintenance expense level assumptions each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year.

When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an acceleration of DAC amortization while a decrease in amortization percentage will result in a deceleration of DAC amortization. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period, and is reflected in the period that such changes are made. These adjustments are collectively referred to as unlocking adjustments. Unlocking adjustments resulted in net increases in amortization of $40,000 in 2002 and $33,600 in 2001, with a net decrease in amortization of $12,300 in 2000.

Guaranteed minimum death benefits

The majority of the variable annuity contracts offered by the Company contain guaranteed minimum death benefit (GMDB) provisions. At time of issue, these contracts typically guarantee that the death benefit payable will not be less than the amount invested, regardless of the performance of the customer's account. Most contracts also provide for some type of periodic adjustment of the guaranteed amount based on the change in value of the contract. A large portion of the Company's contracts containing a GMDB provision adjust once every six years. The periodic adjustment of these contracts can either increase or decrease the guaranteed amount, though not below the amount invested, adjusted for withdrawals. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the accumulated contract value. Currently, the amount paid in excess of contract value is expensed when payable. Amounts expensed in 2002, 2001 and 2000 were $37,361, $16,202 and $835, respectively.

Liabilities for future policy benefits

Liabilities for fixed and variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for equity indexed deferred annuities issued before 1999 are equal to the present value of guaranteed benefits and the intrinsic value of index-based benefits. Liabilities for equity indexed deferred annuities issued in 1999 or later are equal to the accumulation of host contract values covering guaranteed benefits and the market value of embedded equity options.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue, with an average rate of approximately 6.5%.

IDS Life Insurance Company
-------------------------------------------------------------------------------

Liabilities for future benefits on traditional life insurance, principally term and whole life insurance, are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables, with modifications based on Company experience. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on level term and cash value plans generally anticipated to be better than persistency on yearly renewable term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 7% over 5 to 10 years.

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 5% to 8%.

Liabilities for reported and unpaid life insurance claims are equal to the death benefits payable. For disability income and long-term care claims, unpaid claims liabilities are equal to benefit amounts due and accrued. Liabilities for incurred but not reported claims are estimated based on periodic analysis of the actual reported claim lag. Where applicable, amounts recoverable from reinsurers are separately recorded as receivables. For life insurance, no claim adjustment expense reserve is held. The claim adjustment expense reserves for disability income and long-term care are based on the claim reserves.

The Company does not issue participating insurance contracts and has no short-duration life insurance liabilities.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with that used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by the Company is $750 on any policy insuring a single life and $1,500 on any policy insuring a joint-life combination. The Company generally retains 10% of the mortality risk on new life insurance policies. Risk not retained is reinsured with other life insurance companies. Risk on universal life and variable universal life policies is reinsured on a yearly renewable term basis. Risk on term insurance and long-term care policies is reinsured on a coinsurance basis. The Company retains all accidental death benefit, disability income and waiver of premium risk.

Federal income taxes

The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Separate account business

The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives investment management fees from the proprietary mutual funds used as investment options for variable annuities and variable life insurance. The Company receives mortality and expense risk fees from the separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as minimum premium payments are made.

IDS Life Insurance Company
-------------------------------------------------------------------------------

Accounting developments

In July 2000, the Financial Accounting Standards Board's (FASB's) Emerging Issues Task Force (EITF) issued a consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." The Company adopted the consensus as of January 1, 2001. Issue 99-20 prescribes procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects the Company's CDO investments. Adoption of the consensus required the Company to adjust the carrying amount of these investments downward by $21,416, net of tax, which is reflected as a cumulative effect of accounting change in the Consolidated Statement of Income.

Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which requires an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to other comprehensive income, depending on the instrument's designated use. The adoption of SFAS No. 133 resulted in a cumulative after-tax reduction to other comprehensive income of $1,162. The cumulative impact to earnings was not significant. See Note 8 for further discussion of the Company's derivative and hedging activities.

SFAS No. 133 also provided a one-time opportunity to reclassify held-to-maturity security investments to available-for-sale without tainting the remaining securities in the held-to-maturity portfolio. The Company elected to take the opportunity in 2001 to reclass all its held-to-maturity investments to available-for-sale.

The Company adopted SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which superseded SFAS No.
125. The Statement was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The Statement was effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The impact on the Company's financial position or results of operations of adopting the Statement was not significant.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs). The accounting provisions and expanded disclosure requirements for VIEs existing at December 31, 2002, are fully effective for reporting periods beginning after June 15, 2003. An entity shall be subject to consolidation according to the provisions of FIN 46, if, by design, either (i) the total equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (ii) as a group, the holders of the equity investment at risk lack: (a) direct or indirect ability to make decisions about an entity's activities; (b) the obligation to absorb the expected losses of the entity if they occur; or (c) the right to receive the expected residual return of the entity if they occur. In general, FIN 46 will require a VIE to be consolidated when an enterprise has a variable interest that will absorb a majority of the VIE's expected losses or receive a majority of the VIE's expected residual return.

It is likely that the Company will consolidate or disclose information about VIEs when FIN 46 becomes effective in the third quarter of 2003. The entities primarily impacted by FIN 46 relate to structured investments, including CDOs and secured loan trusts (SLTs), which are owned by the Company. The application of FIN 46 for CDOs and SLTs will have no effect on the cash flows of the Company. The CDO entities contain debt issued to investors, which are non-recourse to the Company and are solely supported by portfolios of high-yield bonds and loans. The Company often invests in the residual and rated debt tranches of the CDO structures that are either managed by a related party or a third-party. With regards to those CDOs in which the Company owns a residual tranche and which a related party manages, the portfolios of high-yield bonds and loans have a fair value at December 31, 2002 of approximately $2.0 billion for the benefit of the $2.7 billion in CDO debt investors.

Substantially all of the Company's interest in the rated debt tranches along with rated tranches owned by AEFC were placed in a securitization trust described in Note 2. The SLTs provide returns to investors primarily based on the performance of an underlying portfolio of up to $3.3 billion in high-yield loans. Currently, the underlying portfolio consists of $2.9 billion in high-yield loans with a market value of $2.6 billion, which are managed by a related party.

While the potential consolidation of these entities may impact the results of operations at adoption and for each reporting period thereafter, the Company's maximum exposure to economic loss as a result of its investment in these entities is represented by the carrying values at December 31, 2002 because any further reduction in the value of the assets will be absorbed by the non-recourse debt or other unrelated entities. The CDO residual tranches have an adjusted cost basis of $13,363 and the SLTs have an adjusted cost basis of $656,565.

The Company continues to evaluate other relationships and interests in entities that may be considered VIEs, including affordable housing investments. The impact of adopting FIN 46 on the Consolidated Financial Statements is still being reviewed.

IDS Life Insurance Company
-------------------------------------------------------------------------------

2. INVESTMENTS

Fixed maturity and equity securities

The following is a summary of securities available-for-sale at December 31,
2002:
                                                                   Gross            Gross
                                                   Amortized    unrealized       unrealized    Fair
                                                     cost          gains           losses      value
Fixed maturities:
   U.S. Government agency obligations            $    84,075    $   12,015       $    687   $    95,403
   State and municipal obligations                    29,202         2,522             --        31,724
   Corporate bonds and obligations                 9,614,296       611,060        116,345    10,109,011
   Mortgage and other asset-backed securities     12,145,797       393,342         10,067    12,529,072
   Structured investments                          1,306,245         2,112         59,101     1,249,256
   Foreign government bonds and obligations           29,611         8,027             --        37,638
                                                 -----------    ----------       --------   -----------
Total fixed maturity securities                  $23,209,226    $1,029,078       $186,200   $24,052,104
                                                 ===========    ==========       ========   ===========
Common stocks                                    $        19    $        2       $     --   $        21
                                                 ===========    ==========       ========   ===========

The amortized cost and fair value of fixed maturity securities at December 31, 2002 by contractual maturity are as follows:

                                                     Amortized       Fair
                                                       cost          value
Due within one year                              $   768,066   $   779,833
Due from one to five years                         2,740,513     2,887,899
Due from five to ten years                         5,865,084     6,165,165
Due in more than ten years                         1,689,766     1,690,135
Mortgage and other asset-backed securities        12,145,797    12,529,072
                                                  ----------    ----------
   Total                                         $23,209,226   $24,052,104
                                                 ===========   ===========

The timing of actual receipts may differ from contractual maturities because issuers may have the right to call or prepay obligations.

The following is a summary of securities available-for-sale at December 31,
2001:
                                                                     Gross          Gross
                                                     Amortized    unrealized     unrealized       Fair
                                                       cost          gains         losses         value
Fixed maturities:
   U.S. Government agency obligations            $    31,074      $  2,190       $     56  $     33,208
   State and municipal obligations                     7,826           149             --         7,975
   Corporate bonds and obligations                10,281,693       272,539        113,061    10,441,171
   Mortgage and other asset-backed securities      8,292,576       103,109         32,801     8,362,884
   Structured investments                          1,377,195         3,793        105,304     1,275,684
   Foreign government bonds and obligations           31,708         4,507             --        36,215
                                                 -----------      --------       --------   -----------
Total fixed maturity securities                  $20,022,072      $386,287       $251,222   $20,157,137
                                                 -----------      --------       --------   -----------
Common stocks                                    $       805      $    899      $      --   $     1,704
                                                 ===========      ========      =========   ===========

Pursuant to the adoption of SFAS No. 133 the Company reclassified all held-to-maturity securities with a carrying value of $6,463,613 and net unrealized gains of $8,185 to available-for-sale as of January 1, 2001.

At December 31, 2002 and 2001, bonds carried at $14,523 and $14,639, respectively, were on deposit with various states as required by law.

IDS Life Insurance Company
-------------------------------------------------------------------------------

At December 31, 2002, fixed maturity securities comprised approximately 84 percent of the Company's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $1.4 billion of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. Ratings are presented using S&P's convention and if the two agencies' ratings differ, the lower rating is used. A summary of fixed maturity securities, at fair value, by rating on December 31, is as follows:

Rating                                               2002               2001
AAA                                                   53%                45%
AA                                                     1                  1
A                                                     14                 15
BBB                                                   25                 34
Below investment grade                                 7                  5
                                                     ---                ---
   Total                                             100%               100%
                                                     ===                ===

At December 31, 2002, approximately 93% of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

Available-for-sale securities were sold during 2002 with proceeds of $10,093,228 and gross realized gains and losses of $297,477 and $135,824, respectively. Available-for-sale securities were sold during 2001 with proceeds of $5,493,141 and gross realized gains and losses of $116,565 and $390,732, respectively. Available-for-sale securities were sold during 2000 with proceeds of $1,237,116 and gross realized gains and losses of $25,101 and $21,147, respectively.

During the years ended December 31, 2002, 2001, and 2000, the Company also recognized losses of $145,524, $348,730, and $38,816 respectively due to other-than-temporary impairments on structured investments and corporate debt securities. These amounts are reflected in the net realized loss on investments in the Consolidated Statements of Income. The 2001 realized losses and other-than temporary impairments include the effect of the write-downs and sale of high-yield securities discussed below.

The net unrealized gain on available-for-sale securities as of December 31, 2002 and 2001, was $842,880 and $135,964, respectively, with the $706,916 change, net of taxes and deferred policy acquisition costs, reflected as a separate component in accumulated other comprehensive income for the year ended December 31, 2002. For the years ended December 31, 2001 and 2000 the change in net unrealized losses on available-for-sale securities was a decrease of $667,340 and $122,196, respectively.

During 2001, the Company recorded pretax losses of $828,175 to recognize the impact of higher default rate assumptions on certain structured investments; to write down lower rated securities (most of which were sold during 2001) in connection with Company's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments; and, to adopt EITF Issue 99-20, as previously discussed. Within the Consolidated Statements of Income, $623,958 of these losses are included in Net realized losses on investments and $171,269 are included in Net investment income, with the remaining losses recorded as a cumulative effect of accounting change.

During 2001, the Company placed a majority of its rated CDO securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $675,347, into a securitization trust. In return, the Company received $89,535 in cash relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $585,812. As of December 31, 2002, the retained interests had a carrying value of approximately $562,000, of which approximately $388,000 is considered investment grade. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based on the estimated present value of future cash flows. The retained interests are accounted for in accordance with EITF Issue 99-20.

Fair values of fixed maturity and equity securities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates, estimated future cash flows and market data from independent brokers.

IDS Life Insurance Company
-------------------------------------------------------------------------------

Mortgage loans on real estate

At December 31, 2002, approximately 12% of the Company's investments were mortgage loans on real estate. Concentration of credit risk by region of the United States and by type of real estate are as follows:

                                      December 31, 2002              December 31, 2001
                                On balance        Funding        On balance      Funding
Region                             sheet        commitments         sheet      commitments
East North Central             $  611,886        $    --       $  670,387       $ 1,873
West North Central                493,310         25,500          549,015            --
South Atlantic                    765,443          2,800          815,837         9,490
Middle Atlantic                   318,699         19,100          352,821         9,363
New England                       227,150          5,800          274,486         8,700
Pacific                           355,622          5,250          355,945        14,618
West South Central                210,435          1,000          214,000           600
East South Central                 63,859             --           55,798            --
Mountain                          406,459             --          413,053            27
                               ----------        -------       ----------       -------
                                3,452,863         59,450        3,701,342        44,671
Less reserves for losses           35,212             --           20,948            --
                               ----------        -------       ----------       -------
   Total                       $3,417,651        $59,450       $3,680,394       $44,671
                               ==========        =======       ==========       =======

                                      December 31, 2002              December 31, 2001
                                On balance        Funding        On balance      Funding
Property type                      sheet        commitments         sheet      commitments
Department/retail stores       $  991,984        $20,722       $1,117,195       $13,200
Apartments                        622,185             --          694,214        11,531
Office buildings                1,178,434         25,628        1,203,090         7,650
Industrial buildings              344,604         13,100          333,713         2,263
Hotels/motels                     102,184             --          108,019            --
Medical buildings                  95,189             --          106,927         6,000
Nursing/retirement homes           35,873             --           39,590            --
Mixed use                          54,512             --           86,972            27
Other                              27,898             --           11,622         4,000
                               ----------        -------       ----------       -------
                                3,452,863         59,450        3,701,342        44,671
Less reserves for losses           35,212             --           20,948            --
                               ----------        -------       ----------       -------
   Total                       $3,417,651        $59,450       $3,680,394       $44,671
                               ==========        =======       ==========       =======

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to fund mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 2002, 2001 and 2000, the Company's investment in impaired loans was $33,130, $39,601 and $24,999, respectively, with related reserves of $9,100, $7,225 and $4,350, respectively.

During 2002, 2001 and 2000, the average recorded investment in impaired loans was $36,583, $24,498 and $27,063, respectively.

The Company recognized $1,090, $1,285 and $1,033 of interest income related to impaired loans for the years ended December 31, 2002, 2001 and 2000, respectively.

IDS Life Insurance Company
-------------------------------------------------------------------------------

The following table presents changes in the reserves for mortgage loan losses:

                                          2002            2001          2000
Balance, January 1                       $20,948        $11,489      $ 28,283
Provision for mortgage loan losses        14,264         14,959       (14,894)
Loan payoffs                                  --             --        (1,200)
Foreclosures and write-offs                   --         (5,500)         (700)
                                         -------        -------      --------
Balance, December 31                     $35,212        $20,948      $ 11,489
                                         =======        =======      ========

Sources of investment income and realized losses on investments

Net investment income for the years ended December 31 is summarized as follows:

                                          2002            2001          2000
Income on fixed maturities            $1,331,547     $1,276,966    $1,473,560
Income on mortgage loans                 274,524        290,608       286,611
Other                                    (15,642)       (41,927)        9,834
                                      ----------     ----------    ----------
                                       1,590,429      1,525,647     1,770,005
Less investment expenses                  28,573         39,959        39,400
                                      ----------     ----------    ----------
   Total                              $1,561,856     $1,485,688    $1,730,605
                                      ==========     ==========    ==========

Net realized losses on investments for the years ended December 31 is summarized as follows:

                                          2002            2001          2000
Fixed maturities                        $ 16,129      $(622,897)     $(34,862)
Mortgage loans                           (15,586)       (17,834)       16,794
Other investments                         (5,050)        (9,321)        1,093
                                        --------      ---------      --------
   Total                                $ (4,507)     $(649,752)     $(16,975)
                                        ========      =========      ========

3. INCOME TAXES

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ended December 31 consists of the following:
                                                                                        2002            2001          2000
Federal income taxes
   Current                                                                            $(30,648)     $  88,121      $176,397
   Deferred                                                                            116,996       (234,673)       37,704
                                                                                      --------      ---------      --------
                                                                                        86,348       (146,552)      214,101
State income taxes -- current                                                            1,478          1,330         7,526
                                                                                      --------      ---------      --------
Income tax expense (benefit) before cumulative effect of accounting change              87,826       (145,222)      221,627
Cumulative effect of accounting change income tax benefit                                   --        (11,532)           --
                                                                                      --------      ---------      --------
Income tax expense (benefit)                                                          $ 87,826      $(156,754)     $221,627
                                                                                      ========      =========      ========

Income tax expense (benefit) before the cumulative effect of accounting change differs from that computed by using the federal statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                               2002                    2001                    2000
                                                       Provision    Rate     Provision       Rate       Provision     Rate
Federal income taxes based on the statutory rate      $164,502      35.0%   $ (66,136)      (35.0)%    $282,542       35.0%
Tax-exempt interest and dividend income                 (5,260)     (1.1)      (4,663)       (2.5)       (3,788)      (0.5)
State taxes, net of federal benefit                        961       0.2          865         0.4         4,892        0.6
Affordable housing credits                             (70,000)    (14.9)     (73,200)      (38.7)      (54,569)      (6.8)
Other, net                                              (2,377)     (0.5)      (2,088)       (1.1)       (7,450)      (0.8)
                                                      --------      ----    ---------       -----      --------       ----
Total income taxes                                    $ 87,826      18.7%   $(145,222)      (76.9)%    $221,627       27.5%
                                                      ========      ====    =========       =====      ========       ====

A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 2002, the Company had a policyholders' surplus account balance of $20,114. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $7,040 have not been established because no distributions of such amounts are contemplated.

IDS Life Insurance Company
-------------------------------------------------------------------------------

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred income tax assets and liabilities as of December 31 are as follows:

                                                             2002         2001
Deferred income tax assets:
   Policy reserves                                       $  683,144   $  705,637
   Other investments                                        319,829      333,857
   Other                                                     29,789       24,640
                                                          ---------    ---------
Total deferred income tax assets                          1,032,762    1,064,134
                                                          ---------    ---------
Deferred income tax liabilities:
   Deferred policy acquisition costs                        929,751      861,892
   Net unrealized gain -- available-for-sale securities     267,787       45,934
   Other                                                     17,283           --
                                                          ---------    ---------
Total deferred income tax liabilities                     1,214,821      907,826
                                                          ---------    ---------
Net deferred income tax (liability) asset                $ (182,059)  $  156,308
                                                         ==========   ==========

The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

4. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to AEFC are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. The Company's statutory unassigned surplus aggregated $1,323,324 and $1,262,335 as of December 31, 2002 and 2001, respectively (see Note 3 with respect to the income tax effect of certain distributions). In addition, any dividend distributions in 2003 in excess of $240,838 would require approval of the Department of Commerce of the State of Minnesota.

Statutory net income (loss) for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

                                           2002           2001          2000
Statutory net income (loss)            $  159,794   $  (317,973)   $  344,973
Statutory capital and surplus           2,408,379     1,947,350     1,778,306
                                        ---------     ---------     ---------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The domiciliary states of the Company and its insurance subsidiaries adopted the provisions of the revised manual, with the exception of certain provisions not adopted by its subsidiaries organized in the state of New York. The revised manual changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of implementing these changes was a decrease of $39,997 to the Company's statutory-basis capital and surplus as of January 1, 2001. Effective January 1, 2002 the Company's subsidiaries organized in the state of New York adopted additional provisions of the manual which resulted in an increase of $5,597 to the Company's statutory-basis capital and surplus as of January 1, 2002.

5. RELATED PARTY TRANSACTIONS

The Company loans funds to AEFC under a collateral loan agreement. The balance of the loan was $nil at December 31, 2002 and 2001. This loan can be increased to a maximum of $75,000 and pays interest at a rate equal to the preceding month's effective new money rate for the Company's permanent investments. Interest income on related party loans totaled $nil in 2002, 2001 and 2000.

The Company participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Company contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $294, $263 and $250 in 2002, 2001 and 2000, respectively.

The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2002, 2001 and 2000 were $1,411, $662 and $1,707, respectively.

IDS Life Insurance Company
-------------------------------------------------------------------------------

The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. AEFC expenses these benefits and allocates the expenses to its subsidiaries. The cost of these plans charged to operations in 2002, 2001 and 2000 was $1,835, $1,011 and $1,136, respectively.

Charges by AEFC for use of joint facilities, technology support, marketing services and other services aggregated $526,081, $505,526 and $582,836 for 2002, 2001 and 2000, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Included in other liabilities at December 31, 2002 and 2001 are $55,602 and $68,919, respectively, payable to AEFC for federal income taxes.

6. LINES OF CREDIT

The Company has available lines of credit with AEFC aggregating $200,000 ($100,000 committed and $100,000 uncommitted). The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 2002 and 2001.

7. COMMITMENTS AND CONTINGENCIES

At December 31, 2002, 2001 and 2000, traditional life and universal life-type insurance in force aggregated $119,173,734, $108,255,014 and $98,060,472 respectively, of which $38,008,734, $25,986,706 and $17,429,851 was reinsured at the respective year ends. The Company also reinsures a portion of the risks assumed under long-term care policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $129,345, $114,534 and $89,506 and reinsurance recovered from reinsurers amounted to $60,567, $43,388, and $32,500 for the years ended December 31, 2002, 2001 and 2000, respectively. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

At December 31, 2002, the Company had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

The Company is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse affect on the Company.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits, alleging improper life insurance sales practices, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts. The Company and its affiliates were named defendants in three purported class-action lawsuits alleging improper insurance and annuity sales practices including improper replacement of existing annuity contracts and insurance policies, improper use of annuities to fund tax deferred contributory retirement plans, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts. A fourth lawsuit was filed against the Company and its affiliates in federal court. In January 2000, AEFC reached an agreement in principle to settle the four class action lawsuits described above. It is expected the settlement will provide $215,000 of benefits to more than two million participants in exchange for a release by class members of all insurance and annuity state and federal market conduct claims dating back to 1985. The settlement received court approval. Implementation of the settlement commenced October 15, 2001 and is substantially complete. Claim review payments have been made. Numerous individuals opted out of the settlement described above and therefore did not release their claims against AEFC and its subsidiaries. Some of these class members who opted out were represented by counsel and presented separate claims to AEFC and the Company. Most of their claims have been settled.

The outcome of any litigation or threatened litigation cannot be predicted with any certainty. However, in the aggregate, the Company does not consider any lawsuits in which it is named as a defendant to have a material impact on the Company's financial position or operating results.

The IRS routinely examines the Company's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years. Management does not believe there will be a material adverse effect on the Company's consolidated financial position as a result of these audits.

IDS Life Insurance Company
-------------------------------------------------------------------------------

8. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings caused by interest rate and equity market volatility. The Company does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. The Company currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

The Company enters into interest rate swaps, caps and floors to manage the Company's interest rate risk and options and futures to manage equity-based risk. The values of derivative financial instruments are based on market values, dealer quotes or pricing models.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate or equity market index. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions. Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

Interest rate caps, swaps and floors are primarily used to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. No interest rate swaps or floors were outstanding as of December 31, 2002. The interest rate caps expire in January 2003. The fair value of the interest rate caps is included in Other assets. Changes in the value of the interest rate caps are included in Other insurance and operating expenses.

A purchased (written) option conveys the right (obligation) to buy or sell an instrument at a fixed price for a set period of time or on a specific date. The Company writes and purchases index options to manage the risks related to annuity products that pay interest based upon the relative change in a major stock market index between the beginning and end of the product's term (equity-indexed annuities). The Company views this strategy as a prudent management of equity market sensitivity, such that earnings are not exposed to undue risk presented by changes in equity market levels.

The equity indexed annuities contain embedded derivatives, essentially the equity based return of the product, which must be separated from the host contract and accounted for as derivative instruments per SFAS No. 133. As a result of fluctuations in equity markets, and the corresponding changes in value of the embedded derivatives, the amount of interest credited incurred by the Company related to the annuity product will positively or negatively impact reported earnings.

The purchased and written options are carried at fair value and included in Other assets and Other liabilities, respectively. The fair value of the embedded options are included in Future policy benefits for fixed annuities. The changes in fair value of the options are recognized in Other insurance and operating expenses and the embedded derivatives are recognized in Interest credited on universal life-type insurance and investment contracts. The purchased and written options expire on various dates through 2009.

The Company also purchases futures to hedge its obligations under equity indexed annuities. The futures purchased are marked-to-market daily and exchange traded, exposing the Company to no counterparty risk. The futures contracts mature in 2003.

Index options may be used to manage the equity market risk related to the fee income that the Company receives from its separate accounts and the underlying mutual funds. The amount of the fee income received is based upon the daily market value of the separate account and mutual fund assets. As a result, the Company's fee income could be impacted significantly by fluctuations in the equity market. There are no index options outstanding as of December 31, 2002 related to this strategy.

IDS Life Insurance Company
-------------------------------------------------------------------------------

9. FAIR VALUES OF FINANCIAL INSTRUMENTS

The Company discloses fair value information for financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations and all non-financial instruments, such as DAC, are excluded. Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                                                    2002                         2001
                                                         Carrying          Fair         Carrying        Fair
Financial Assets                                           value           value          value         value
Fixed maturities                                      $24,052,104    $24,052,104    $20,157,137   $20,157,137
Common stocks                                                  21             21          1,704         1,704
Mortgage loans on real estate                           3,417,651      3,815,362      3,680,394     3,845,950
Cash and cash equivalents                               4,424,061      4,424,061      1,150,251     1,150,251
Other investment                                          110,574        108,813         75,721        75,721
Derivatives                                                24,016         24,016         34,477        34,477
Separate account assets                                21,980,674     21,980,674     27,333,697    27,333,697
                                                       ----------     ----------     ----------    ----------
Financial Liabilities
Future policy benefits for fixed annuities            $21,911,497    $21,282,750    $18,139,462   $17,671,777
Derivatives                                                 9,099          9,099          2,506         2,506
Separate account liabilities                           19,391,316     18,539,425     24,280,092    23,716,854
                                                       ----------     ----------     ----------    ----------

At December 31, 2002 and 2001, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $1,432,294 and $1,368,254, respectively, and policy loans of $67,523 and $84,557, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2002 and 2001. The fair value of deferred annuities is estimated as the carrying amount less any applicable surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2002 and 2001.

At December 31, 2002 and 2001, the fair value of liabilities related to separate accounts is estimated as the carrying amount less any applicable surrender charges and less variable insurance contracts carried at $2,589,358 and $3,053,605, respectively.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


  Performance Information                                 p. 3
  Calculating Annuity Payouts                             p. 6
  Rating Agencies                                         p. 6
  Principal Underwriter                                   p. 6
  Independent Auditors                                    p. 6
  Financial Statements


             IDS LIFE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

[AMERICAN EXPRESS(R) LOGO]


IDS LIFE INSURANCE COMPANY
70100 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 862-7919

                                                                 S-6156 N (5/03)

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                    IDS LIFE GROUP VARIABLE ANNUITY CONTRACT

     IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ


                                   MAY 1, 2003


IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ and TZ are separate accounts established and maintained by IDS Life Insurance Company (IDS
Life). IDS Life Accounts PZ, QZ, RZ, SZ and TZ are not available for investment under this contract.


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained from your sales representative, or by writing or calling us at the address and telephone number below.


IDS Life Insurance Company
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919

TABLE OF CONTENTS


Performance Information                                                    p. 3
Calculating Annuity Payouts                                                p. 6
Rating Agencies                                                            p. 6
Principal Underwriter                                                      p. 6
Independent Auditors                                                       p. 6
Financial Statements


                    IDS LIFE GROUP VARIABLE ANNUITY CONTRACT

PERFORMANCE INFORMATION

The variable accounts may quote various performance figures to illustrate past performance. We base total return and current yield quotations (if applicable) on standardized methods of computing performance as required by the Securities and Exchange Commission (SEC). An explanation of the methods used to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN

We will express quotations of average annual total return for the variable accounts in terms of the average annual compounded rate of return of a hypothetical investment in the contract over a period of one, five and ten years (or, if less, up to the life of the variable accounts), calculated according to the following formula:

                P(1+T)(TO THE POWER OF n) = ERV

where:    P   =   a hypothetical initial payment of $1,000
          T   =   average annual total return
          n   =   number of years
        ERV   =   Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period, at the end of the period
                  (or fractional portion thereof)

We calculated the following performance figures on the basis of historical performance of each fund. Although we base performance figures on historical earnings, past performance does not guarantee future results.


AVERAGE ANNUAL TOTAL RETURN(a) WITH WITHDRAWAL FOR PERIODS ENDING DEC. 31, 2002



VARIABLE
ACCOUNT  INVESTING IN:                               1 YEAR       5 YEARS    10 YEARS   SINCE INCEPTION
         AXP(R) VARIABLE PORTFOLIO -
G           Bond Fund (10/81)(b)                      (1.91%)        2.54%       5.80%       8.90%
F           Capital Resource Fund (10/81)            (27.56)        (5.79)       2.67        9.03
H           Cash Management Fund (10/81)              (5.98)         2.32        3.12        5.01
LZ          Extra Income Fund (5/96)                 (13.12)        (3.71)         --       (0.07)
KZ          Global Bond Fund (5/96)                    6.87          2.64          --        3.77
IZ          International Fund (1/92)                (24.04)        (7.51)       0.80        0.51
N           Managed Fund (4/86)                      (19.09)        (1.49)       5.39        7.51
MZ          NEW DIMENSIONS FUND(R) (5/96)            (27.44)        (1.61)         --        3.83
JZ          Strategy Aggressive Fund (1/92)          (36.80)        (9.88)       0.61        1.28



(a) Current applicable charges deducted from performance include a $500 annual contract administrative charge and a 1.00% mortality and expense fee. Premium taxes are not reflected in these total returns.
(b)  (Commencement date of the variable account and the fund.)



AVERAGE ANNUAL TOTAL RETURN(a) WITHOUT WITHDRAWAL FOR PERIODS ENDING DEC. 31,
2002



VARIABLE
ACCOUNT  INVESTING IN:                               1 YEAR       5 YEARS    10 YEARS   SINCE INCEPTION
         AXP(R) VARIABLE PORTFOLIO -
G           Bond Fund (10/81)(b)                       4.35%         3.17%       5.80%       8.90%
F           Capital Resource Fund (10/81)            (22.94)        (5.21)       2.67        9.03
H           Cash Management Fund (10/81)               0.02          2.95        3.12        5.01
LZ          Extra Income Fund (5/96)                  (7.58)        (3.12)         --        0.08
KZ          Global Bond Fund (5/96)                   13.70          3.27          --        3.92
IZ          International Fund (1/92)                (19.19)        (6.95)       0.80        0.51
N           Managed Fund (4/86)                      (13.92)        (0.89)       5.39        7.51
MZ          NEW DIMENSIONS FUND(R) (5/96)            (22.81)        (1.01)         --        3.98
JZ          Strategy Aggressive Fund (1/92)          (32.77)        (9.33)       0.61        1.28



(a) Current applicable charges deducted from performance include a $500 annual contract administrative charge and a 1.00% mortality and expense fee. Premium taxes are not reflected in these total returns.
(b)  (Commencement date of the variable account and the fund.)


                    IDS LIFE GROUP VARIABLE ANNUITY CONTRACT

CUMULATIVE TOTAL RETURN


Cumulative total return represents the cumulative change in value of an investment for a given period (reflecting change in a variable account's accumulation unit value). We compute cumulative total return using the following formula:

                                     ERV - P
                                     -------
                                        P

where:    P   =   a hypothetical initial payment of $1,000

        ERV   =   Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period, at the end of the period
                  (or fractional portion thereof)


Total return figures reflect the deduction of the withdrawal charge which assumes you withdraw the entire contract value at the end of the one, five and ten year periods (or, if less, up to the life of the variable account). We also may show performance figures without the deduction of a withdrawal charge. In addition, total return figures reflect the deduction of all other applicable charges (except premium taxes) including the contract administrative charge and the mortality and expense risk fee.

ANNUALIZED YIELD FOR A VARIABLE ACCOUNT INVESTING IN A MONEY MARKET FUND

ANNUALIZED SIMPLE YIELD

For a variable account investing in a money market fund, we base quotations of simple yield on:

(a) the change in the value of a hypothetical variable account (exclusive of capital changes and income other than investment income) at the beginning of a particular seven-day period;
(b) less a pro rata share of the variable account expenses accrued over the period;
(c) dividing this difference by the value of the variable account at the beginning of the period to obtain the base period return; and
(d)  raising the base period return to the power of 365/7.

The variable account's value includes:
-    any declared dividends,
- the value of any shares purchased with dividends paid during the period, and
-    any dividends declared for such shares.

It does not include:
-    the effect of any applicable withdrawal charge, or
-    any realized or unrealized gains or losses.

                    IDS LIFE GROUP VARIABLE ANNUITY CONTRACT

ANNUALIZED COMPOUND YIELD

We calculate compound yield using the base period return described above, which we then compound according to the following formula:

Compound Yield = [(Base Period Return + 1)(TO THE POWER OF 365/7] - 1

You must consider (when comparing an investment in variable accounts investing in money market funds with fixed annuities) that fixed annuities often provide an agreed-to or guaranteed yield for a stated period of time, whereas the variable account's yield fluctuates. In comparing the yield of the variable account to a money market fund, you should consider the different services that the contract provides.


ANNUALIZED YIELD BASED ON THE SEVEN-DAY PERIOD ENDED DEC. 31, 2002



VARIABLE ACCOUNT  INVESTING IN:                                                 SIMPLE YIELD      COMPOUND YIELD
H                 AXP(R) Variable Portfolio - Cash Management Fund                (0.23%)            (0.23%)


ANNUALIZED YIELD FOR A VARIABLE ACCOUNT INVESTING IN AN INCOME FUND


For the variable accounts investing in income funds, we base quotations of yield on all investment income earned during a particular 30-day period, less expenses accrued during the period (net investment income) and compute it by dividing net investment income per accumulation unit by the value of an accumulation unit on the last day of the period, according to the following formula:


                 YIELD = 2[(a - b + 1)(TO THE POWER OF 6) - 1]
                            ----
                             cd

where:  a     =   dividends and investment income earned during the period
        b     =   expenses accrued for the period (net of reimbursements)
        c     =   the average daily number of accumulation units outstanding during the period that were entitled to receive dividends
        d     =   the maximum offering price per accumulation unit on the last day of the period

The variable account earns yield from the increase in the net asset value of shares of the fund in which it invests and from dividends declared and paid by the fund, which are automatically invested in shares of the fund.


ANNUALIZED YIELD BASED ON THE 30-DAY PERIOD ENDED DEC. 31, 2002



VARIABLE ACCOUNT  INVESTING IN:                                                    YIELD
G                 AXP(R) Variable Portfolio - Bond Fund                            5.22%
LZ                AXP(R) Variable Portfolio - Extra Income Fund                    5.07
KZ                AXP(R) Variable Portfolio - Global Bond Fund                     2.53



The yield on the variable account's accumulation unit may fluctuate daily and does not provide a basis for determining future results.


Independent rating or statistical services or publishers or publications such as those listed below may quote variable account performance, compare it to rankings, yields or returns, or use it in variable annuity accumulation or settlement illustrations they publish or prepare.

     The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

                    IDS LIFE GROUP VARIABLE ANNUITY CONTRACT

CALCULATING ANNUITY PAYOUTS

We guarantee the fixed annuity payout amounts. Once calculated, the payout will remain the same and never change. To calculate annuity payouts we:

- take the total value of the fixed account and the variable accounts at the annuity start date, retirement date, or the date selected to begin receiving annuity payouts; then
- using an annuity table we apply the value according to the annuity payout plan selected.

The annuity payout table we use will be the one in effect at the time chosen to begin annuity payouts. The table will be equal to or greater than the table in the contract.

RATING AGENCIES


We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies on a number of different factors. The ratings reflect each agency's estimation of our ability to meet our contractual obligations such as making annuity payouts and paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the variable accounts. This information generally does not relate to the management or performance of the variable accounts.

For detailed information on the agency ratings given to IDS Life, refer to the American Express Web site at (americanexpress.com/advisors) or contact your sales representative. Or view our current ratings by visiting the agency Web sites directly at:


A.M. Best              www.ambest.com
Fitch                  www.fitchratings.com
Moody's                www.moodys.com/insurance

A.M. Best-- Rates insurance companies for their financial strength.

Fitch (formerly Duff & Phelps) -- Rates insurance companies for their claims-paying ability.

Moody's -- Rates insurance companies for their financial strength.

PRINCIPAL UNDERWRITER


IDS Life serves as principal underwriter for the contract, which it offers on a continuous basis. IDS Life is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (NASD). Our sales representatives are licensed insurance and annuity agents and are registered with the NASD as our representatives. IDS Life is ultimately controlled by American Express Company. IDS Life currently pays underwriting commissions for its role as principal underwriter. For the past three years, the aggregate dollar amount of underwriting commissions paid in its role as principal underwriter has been: 2002: $37,418,102; 2001: $41,792,624; and 2000:
$56,851,815. IDS Life retains no underwriting commission from the sale of the contract.

INDEPENDENT AUDITORS

The financial statements appearing in this SAI have been audited by Ernst & Young LLP (220 South Sixth Street, Suite 1400, Minneapolis, MN 55402) independent auditors, as stated in their report appearing herein.


                    IDS LIFE GROUP VARIABLE ANNUITY CONTRACT

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY

We have audited the accompanying individual statements of assets and liabilities of IDS Life Accounts G, F, H, LZ, KZ, IZ, N, MZ and JZ - IDS Life Group Variable Annuity Contract as of December 31, 2002, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the management of IDS Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 with the affiliated mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of IDS Life Accounts G, F, H, LZ, KZ, IZ, N, MZ and JZ - IDS Life Group Variable Annuity Contract at December 31, 2002, and the individual results of their operations and the changes in their net assets for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



                                                               ERNST & YOUNG LLP


Minneapolis, Minnesota

March 21, 2003

                    IDS LIFE GROUP VARIABLE ANNUITY CONTRACT

STATEMENTS OF ASSETS AND LIABILITIES

                                                                       SEGREGATED ASSET ACCOUNTS
                                        ---------------------------------------------------------------------------------------
DECEMBER 31, 2002                             G                 F                 H                 LZ                KZ
ASSETS
Investments in shares of mutual funds:
    at cost                             $ 1,004,418,095   $ 2,533,655,756   $   223,595,417   $   186,308,294   $    64,267,129
                                        ---------------------------------------------------------------------------------------
    at market value                     $   947,782,710   $ 1,623,392,506   $   223,592,727   $   142,145,317   $    66,744,920
Dividends receivable                          4,094,586                --           176,508           578,559           139,435
Accounts receivable from IDS Life
  for contract purchase payments                     --                --         1,950,795                --            25,130
Receivable from mutual funds
  for share redemptions                              --                --                --                --                --
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                951,877,296     1,623,392,506       225,720,030       142,723,876        66,909,485
===============================================================================================================================

LIABILITIES
Payable to IDS Life for:
    Mortality and expense risk fee              841,290         1,436,714           203,380           123,217            58,723
    Contract terminations                       324,815           688,068                --         3,831,811                --
Payable to mutual funds
   for investments purchased                         --                --                --                --                --
-------------------------------------------------------------------------------------------------------------------------------
Total liabilities                             1,166,105         2,124,782           203,380         3,955,028            58,723
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                       943,425,910     1,610,789,331       225,061,221       137,052,735        66,370,752
Net assets applicable to contracts
  in payment period                           7,285,281        10,478,393           455,429         1,716,113           480,010
-------------------------------------------------------------------------------------------------------------------------------
Total net assets                        $   950,711,191   $ 1,621,267,724   $   225,516,650   $   138,768,848   $    66,850,762
===============================================================================================================================
Accumulation units outstanding              152,851,774       254,879,392        78,538,459       135,204,489        50,932,382
===============================================================================================================================
Net asset value per accumulation unit   $          6.17   $          6.32   $          2.87   $          1.01   $          1.30
===============================================================================================================================

                                                                                SEGREGATED ASSET ACCOUNTS
                                                          ---------------------------------------------------------------------
DECEMBER 31, 2002 (CONTINUED)                                  IZ                 N                MZ                 JZ
ASSETS
Investments in shares of mutual funds:
    at cost                                               $   944,557,497   $ 2,356,638,098   $ 1,388,349,333   $ 1,504,345,265
                                                          ---------------------------------------------------------------------
    at market value                                       $   547,805,375   $ 1,910,318,253   $ 1,198,914,399   $   654,963,385
Dividends receivable                                                   --                --                --                --
Accounts receivable from IDS Life
  for contract purchase payments                                       --                --           815,608                --
Receivable from mutual funds
  for share redemptions                                                --                --                --                --
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                                  547,805,375     1,910,318,253     1,199,730,007       654,963,385
===============================================================================================================================

LIABILITIES
Payable to IDS Life for:
    Mortality and expense risk fee                                484,308         1,689,098         1,059,350           579,785
    Contract terminations                                         243,101           795,837                --           428,558
Payable to mutual funds
   for investments purchased                                           --                --                --                --
-------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                 727,409         2,484,935         1,059,350         1,008,343
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts
  in accumulation period                                      543,802,539     1,890,783,138     1,184,221,175       649,660,369
Net assets applicable to contracts
  in payment period                                             3,275,427        17,050,180        14,449,482         4,294,673
-------------------------------------------------------------------------------------------------------------------------------
Total net assets                                          $   547,077,966   $ 1,907,833,318   $ 1,198,670,657   $   653,955,042
===============================================================================================================================
Accumulation units outstanding                                509,029,708       559,480,928       907,437,355       559,621,230
===============================================================================================================================
Net asset value per accumulation unit                     $          1.07   $          3.38   $          1.31   $          1.16
===============================================================================================================================

See accompanying notes to financial statements.

                    IDS LIFE GROUP VARIABLE ANNUITY CONTRACT

STATEMENTS OF OPERATIONS

                                                                       SEGREGATED ASSET ACCOUNTS
                                        ---------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002                  G                  F                H                 LZ                KZ
INVESTMENT INCOME
Dividend income from mutual funds       $    51,322,986   $    11,218,900   $     2,875,081   $    12,863,393   $     2,939,682
Variable account expenses                    10,180,715        21,297,495         2,469,973         1,638,334           621,374
-------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net              41,142,271       (10,078,595)          405,108        11,225,059         2,318,308
===============================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments in mutual funds:
    Proceeds from sales                     215,698,716       583,378,865       397,595,493       124,445,686        15,864,690
    Cost of investments sold                231,917,194       823,039,583       397,606,253       172,497,497        16,468,371
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                               (16,218,478)     (239,660,718)          (10,760)      (48,051,811)         (603,681)
Distributions from capital gains                     --       194,807,327                --                --                --
Net change in unrealized appreciation
  or depreciation of investments             18,190,259      (523,240,458)           10,770        22,508,823         6,328,276
-------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                1,971,781      (568,093,849)               10       (25,542,988)        5,724,595
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations            $    43,114,052   $  (578,172,444)  $       405,118   $   (14,317,929)  $     8,042,903
===============================================================================================================================

                                                                                SEGREGATED ASSET ACCOUNTS
                                                          ---------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002 (CONTINUED)                        IZ                N                 MZ                JZ
INVESTMENT INCOME
Dividend income from mutual funds                         $     6,901,819   $    60,231,603   $     7,807,264   $            --
Variable account expenses                                       7,110,845        23,547,757        15,528,195         9,069,356
-------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                  (209,026)       36,683,846        (7,720,931)       (9,069,356)
===============================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments in mutual funds:
    Proceeds from sales                                       372,300,381       638,599,857       357,844,754       279,709,647
    Cost of investments sold                                  611,099,488       740,898,244       381,357,987       564,794,824
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                                (238,799,107)     (102,298,387)      (23,513,233)     (285,085,177)
Distributions from capital gains                                1,662,560       221,593,067         1,702,521                --
Net change in unrealized appreciation
  or depreciation of investments                               90,909,175      (532,156,614)     (386,285,805)      (99,764,363)
-------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                               (146,227,372)     (412,861,934)     (408,096,517)     (384,849,540)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                              $  (146,436,398)  $  (376,178,088)  $  (415,817,448)  $  (393,918,896)
===============================================================================================================================

See accompanying notes to financial statements.

                    IDS LIFE GROUP VARIABLE ANNUITY CONTRACT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       SEGREGATED ASSET ACCOUNTS
                                        ---------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002                   G                 F                H                 LZ                 KZ
OPERATIONS
Investment income (loss) -- net         $    41,142,271   $   (10,078,595)  $       405,108   $    11,225,059   $     2,318,308
Net realized gain (loss) on sales of
  investments                               (16,218,478)     (239,660,718)          (10,760)      (48,051,811)         (603,681)
Distributions from capital gains                     --       194,807,327                --                --                --
Net change in unrealized appreciation
  or depreciation of investments             18,190,259      (523,240,458)           10,770        22,508,823         6,328,276
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                 43,114,052      (578,172,444)          405,118       (14,317,929)        8,042,903
===============================================================================================================================

CONTRACT TRANSACTIONS
Contract purchase payments                   11,524,896        35,339,152         4,581,321         1,732,856           517,273
Net transfers(1)                             37,436,878      (218,573,878)       59,445,451         7,466,147        11,915,899
Transfers for policy loans                    1,336,088         5,151,607           402,075           108,194            39,137
Annuity payments                               (877,417)       (1,418,192)          (15,675)         (190,191)          (51,228)
Contract charges                               (815,191)       (2,289,776)         (176,864)         (101,651)          (36,192)
Contract terminations:
    Surrender benefits                     (209,104,622)     (361,897,748)     (107,084,244)      (37,947,447)      (12,928,224)
    Death benefits                          (14,319,853)      (16,217,253)       (2,771,885)       (1,451,006)         (430,458)
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                             (174,819,221)     (559,906,088)      (45,619,821)      (30,383,098)         (973,793)
-------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year           1,082,416,360     2,759,346,256       270,731,353       183,469,875        59,781,652
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year               $   950,711,191   $ 1,621,267,724   $   225,516,650   $   138,768,848   $    66,850,762
===============================================================================================================================

ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year      182,067,761       335,309,736        94,451,209       165,801,112        51,831,205
Contract purchase payments                    1,930,227         4,929,602         1,599,394         1,672,669           432,126
Net transfers(1)                              6,170,561       (31,971,142)       20,770,399         6,688,229         9,742,685
Transfers for policy loans                      223,487           724,533           140,362           104,278            32,787
Contract charges                               (137,019)         (322,635)          (62,273)          (99,649)          (30,220)
Contract terminations:
    Surrender benefits                      (34,990,844)      (51,463,736)      (37,393,178)      (37,534,760)      (10,711,823)
    Death benefits                           (2,412,399)       (2,326,966)         (967,454)       (1,427,390)         (364,378)
-------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year            152,851,774       254,879,392        78,538,459       135,204,489        50,932,382
===============================================================================================================================


See accompanying notes to financial statements.


                    IDS LIFE GROUP VARIABLE ANNUITY CONTRACT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SEGREGATED ASSET ACCOUNTS
                                                          ---------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002 (CONTINUED)                        IZ                N                 MZ                JZ
OPERATIONS
Investment income (loss) -- net                           $      (209,026)  $    36,683,846   $    (7,720,931)  $    (9,069,356)
Net realized gain (loss) on sales of
  investments                                                (238,799,107)     (102,298,387)      (23,513,233)     (285,085,177)
Distributions from capital gains                                1,662,560       221,593,067         1,702,521                --
Net change in unrealized appreciation
  or depreciation of investments                               90,909,175      (532,156,614)     (386,285,805)      (99,764,363)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                 (146,436,398)     (376,178,088)     (415,817,448)     (393,918,896)
===============================================================================================================================

CONTRACT TRANSACTIONS
Contract purchase payments                                     15,565,036        33,181,950        36,830,887        22,749,698
Net transfers(1)                                              (87,638,814)     (216,037,343)      (93,056,536)     (129,714,621)
Transfers for policy loans                                      1,991,325         4,209,323         3,060,853         2,526,530
Annuity payments                                                 (474,713)       (1,809,337)       (1,690,195)         (640,695)
Contract charges                                                 (788,026)       (2,180,756)       (1,537,648)       (1,033,756)
Contract terminations:
    Surrender benefits                                       (114,451,873)     (407,129,875)     (266,029,080)     (143,257,044)
    Death benefits                                             (5,623,409)      (23,010,489)       (9,364,539)       (6,398,339)
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                               (191,420,474)     (612,776,527)     (331,786,258)     (255,768,227)
-------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                               884,934,838     2,896,787,933     1,946,274,363     1,303,642,165
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $   547,077,966   $ 1,907,833,318   $ 1,198,670,657   $   653,955,042
===============================================================================================================================

ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                        667,381,324       733,746,557     1,142,222,224       752,799,434
Contract purchase payments                                     12,909,028         9,222,729        24,677,731        16,549,145
Net transfers(1)                                              (71,551,109)      (62,151,065)      (71,396,781)      (99,907,326)
Transfers for policy loans                                      1,660,257         1,176,197         2,069,747         1,868,978
Contract charges                                                 (662,941)         (614,303)       (1,048,634)         (764,023)
Contract terminations:
    Surrender benefits                                        (95,978,697)     (115,298,823)     (182,674,134)     (106,150,449)
    Death benefits                                             (4,728,154)       (6,600,364)       (6,412,798)       (4,774,529)
-------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                              509,029,708       559,480,928       907,437,355       559,621,230
===============================================================================================================================


(1) Includes transfer activity from (to) other accounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.


                    IDS LIFE GROUP VARIABLE ANNUITY CONTRACT

STATEMENTS OF CHANGES IN NET ASSETS


                                                                       SEGREGATED ASSET ACCOUNTS
                                        ---------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001                   G                 F                H                  LZ                KZ
OPERATIONS
Investment income (loss) -- net         $    57,877,553   $   (22,472,766)  $     6,428,446   $    19,516,312   $     1,433,046
Net realized gain (loss) on sales of
  investments                                (7,193,128)      (52,025,996)          (28,295)      (19,130,595)         (833,109)
Net change in unrealized appreciation
  or depreciation of investments             16,557,830      (661,369,678)           20,370         6,951,983          (422,489)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                 67,242,255      (735,868,440)        6,420,521         7,337,700           177,448
===============================================================================================================================

CONTRACT TRANSACTIONS
Contract purchase payments                   13,932,049        49,450,975         6,445,322         1,876,968           564,903
Net transfers(1)                            100,184,600      (188,734,287)      105,370,261         5,671,670         1,872,400
Transfers for policy loans                    1,467,108         5,923,372           659,342           114,379            46,902
Annuity payments                               (792,389)       (1,700,570)          (39,863)         (203,337)          (48,628)
Contract charges                               (773,262)       (2,738,585)         (153,002)         (100,365)          (30,774)
Contract terminations:
    Surrender benefits                     (123,020,004)     (319,101,160)      (64,221,461)      (22,493,674)       (7,392,652)
    Death benefits                          (14,550,670)      (22,133,908)       (2,587,485)       (1,728,310)         (584,906)
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                              (23,552,568)     (479,034,163)       45,473,114       (16,862,669)       (5,572,755)
-------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year           1,038,726,673     3,974,248,859       218,837,718       192,994,844        65,176,959
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year               $ 1,082,416,360   $ 2,759,346,256   $   270,731,353   $   183,469,875   $    59,781,652
===============================================================================================================================

ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of
  year                                      186,283,608       391,805,258        78,438,964       181,306,229        56,693,807
Contract purchase payments                    2,420,344         5,728,356         2,278,781         1,716,142           497,334
Net transfers(1)                             17,093,544       (23,180,435)       37,115,921         4,907,495         1,636,696
Transfers for policy loans                      254,334           690,687           232,915           104,864            41,151
Contract charges                               (134,805)         (321,128)          (54,507)          (92,345)          (27,183)
Contract terminations:
    Surrender benefits                      (21,252,193)      (36,780,260)      (22,592,478)      (20,446,283)       (6,455,045)
    Death benefits                           (2,597,071)       (2,632,742)         (968,387)       (1,694,990)         (555,555)
-------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year            182,067,761       335,309,736        94,451,209       165,801,112        51,831,205
===============================================================================================================================



See accompanying notes to financial statements.


                    IDS LIFE GROUP VARIABLE ANNUITY CONTRACT

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                SEGREGATED ASSET ACCOUNTS
                                                          ---------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                        IZ                N                 MZ                JZ
OPERATIONS
Investment income (loss) -- net                           $     2,230,373   $    47,917,928   $   (16,548,805)  $   (12,578,487)
Net realized gain (loss) on sales of
  investments                                                (171,957,276)       30,666,927        24,242,592      (129,623,692)
Net change in unrealized appreciation
  or depreciation of investments                             (259,420,173)     (502,362,958)     (454,935,652)     (603,757,609)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                 (429,147,076)     (423,778,103)     (447,241,865)     (745,959,788)
===============================================================================================================================

CONTRACT TRANSACTIONS
Contract purchase payments                                     23,089,552        45,772,762        50,388,008        33,661,051
Net transfers(1)                                             (105,875,672)     (127,480,649)       37,647,615       (73,704,648)
Transfers for policy loans                                      2,406,984         4,977,902         3,517,313         3,162,364
Annuity payments                                                 (545,153)       (2,400,230)       (2,168,264)         (859,373)
Contract charges                                                 (966,133)       (2,486,193)       (1,678,200)       (1,355,753)
Contract terminations:
    Surrender benefits                                       (121,691,498)     (333,013,727)     (215,107,797)     (165,322,883)
    Death benefits                                             (6,769,489)      (28,951,199)      (10,576,172)       (8,670,415)
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                               (210,351,409)     (443,581,334)     (137,977,497)     (213,089,657)
-------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                             1,524,433,323     3,764,147,370     2,531,493,725     2,262,691,610
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $   884,934,838   $ 2,896,787,933   $ 1,946,274,363   $ 1,303,642,165
===============================================================================================================================

ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of
  year                                                        812,274,606       844,645,189     1,226,805,533       868,637,442
Contract purchase payments                                     15,624,284        11,309,553        28,633,727        17,583,774
Net transfers(1)                                              (74,923,213)      (33,556,637)       13,937,749       (44,427,383)
Transfers for policy loans                                      1,643,689         1,233,725         2,008,716         1,673,104
Contract charges                                                 (664,272)         (620,850)         (967,332)         (719,170)
Contract terminations:
    Surrender benefits                                        (81,902,376)      (81,863,906)     (121,999,479)      (85,398,782)
    Death benefits                                             (4,671,394)       (7,400,517)       (6,196,690)       (4,549,551)
-------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                              667,381,324       733,746,557     1,142,222,224       752,799,434
===============================================================================================================================


(1) Includes transfer activity from (to) other accounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

                    IDS LIFE GROUP VARIABLE ANNUITY CONTRACT

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

IDS Life Accounts G, F, H, LZ, KZ, IZ, N, MZ and JZ (collectively, the Accounts) were established as segregated asset accounts of IDS Life Insurance Company (IDS
Life) under Minnesota law and are registered collectively as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940
Act) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce of the State of Minnesota.

Each Account invests exclusively in shares of the following funds (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The Accounts' investments in the Funds as of Dec. 31, 2002 were as follows:


ACCOUNT      INVESTS EXCLUSIVELY IN SHARES OF                                SHARES
-------------------------------------------------------------------------------------
G            AXP(R) Variable Portfolio - Bond Fund(1)                      90,254,181
F            AXP(R) Variable Portfolio - Capital Resource Fund            104,467,034
H            AXP(R) Variable Portfolio - Cash Management Fund             223,673,017
LZ           AXP(R) Variable Portfolio - Extra Income Fund(2)              25,047,748
KZ           AXP(R) Variable Portfolio - Global Bond Fund                   6,374,832
IZ           AXP(R) Variable Portfolio - International Fund                83,697,213
N            AXP(R) Variable Portfolio - Managed Fund                     159,440,175
MZ           AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)            96,706,084
JZ           AXP(R) Variable Portfolio - Strategy Aggressive Fund         115,347,618



(1) Effective June 27, 2003, AXP(R) Variable Portfolio - Bond Fund will change its name to AXP(R) Variable Portfolio - Diversified Bond Fund.
(2) Effective June 27, 2003, AXP(R) Variable Portfolio - Extra Income Fund will change its name to AXP(R) Variable Portfolio - High Yield Bond Fund.


The assets of each Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life.

IDS Life serves as issuer of the contracts.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the Accounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the Accounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES


IDS Life is taxed as a life insurance company. The Accounts are treated as part of IDS Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Accounts to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Accounts for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.


3. VARIABLE ACCOUNT EXPENSES

IDS Life makes contractual assurances to the Accounts that possible future adverse changes in administrative expenses and mortality experience of the contract owners and annuitants will not affect the Accounts. IDS Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 1% of the average daily net assets of each Account.

4. CONTRACT CHARGES

IDS Life deducts a contract administrative charge of $20 to $500 per year depending upon the product selected. This charge reimburses IDS Life for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.

                    IDS LIFE GROUP VARIABLE ANNUITY CONTRACT

5. SURRENDER (WITHDRAWAL) CHARGES

IDS Life will use a surrender (withdrawal) charge to help it recover certain expenses related to the sale of the annuity. A surrender (withdrawal) charge of up to 8% may be deducted for surrenders (withdrawals) up to the first eleven payment years following a purchase payment as depicted in the surrender (withdrawal) charge schedule included in the applicable product's prospectus. Charges by IDS Life for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $22,560,988 in 2002 and $19,059,480 in 2001. Such charges are not treated as a separate expense of the Accounts. They are ultimately deducted from contract surrender benefits paid by IDS Life.

6. RELATED PARTY TRANSACTIONS


Management fees were paid indirectly to IDS Life, in its capacity as investment manager for the American Express(R) Variable Portfolio Funds. The Fund's Investment Management Services Agreement provides for a fee at a percentage of each Fund's average daily net assets in reducing percentages, to give effect to breakpoints in fees due to assets under management within each Fund as follows:


FUND                                                                            PERCENTAGE RANGE
------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Bond Fund                                           0.610% to 0.535%
AXP(R) Variable Portfolio - Capital Resource Fund                               0.630% to 0.570%
AXP(R) Variable Portfolio - Cash Management Fund                                0.510% to 0.440%
AXP(R) Variable Portfolio - Extra Income Fund                                   0.620% to 0.545%
AXP(R) Variable Portfolio - Global Bond Fund                                    0.840% to 0.780%
AXP(R) Variable Portfolio - International Fund                                  0.870% to 0.795%
AXP(R) Variable Portfolio - Managed Fund                                        0.630% to 0.550%
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                              0.630% to 0.570%
AXP(R) Variable Portfolio - Strategy Aggressive Fund                            0.650% to 0.575%

For the following Funds the fee may be adjusted upward or downward by a performance incentive adjustment. The adjustment is based on a comparison of the performance of each Fund to an index of similar funds up to a maximum percentage of each Fund's average daily net assets. Effective Dec. 1, 2002, the performance incentive adjustment was added to some of the funds.


                                                                       MAXIMUM                        MAXIMUM
                                                                     ADJUSTMENT                     ADJUSTMENT
FUND                                                           (PRIOR TO DEC. 1, 2002)         (AFTER DEC. 1, 2002)
-------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Capital Resource Fund                       N/A                            0.12%
AXP(R) Variable Portfolio - International Fund                          N/A                            0.12%
AXP(R) Variable Portfolio - Managed Fund                                N/A                            0.08%
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                      N/A                            0.12%
AXP(R) Variable Portfolio - Strategy Aggressive Fund                    N/A                            0.12%



IDS Life, in turn, paid to American Express Financial Corporation (AEFC) a portion of these management fees based on a percentage of each Fund's average daily net assets for the year. This fee was equal to 0.35% for AXP(R) Variable Portfolio - International Fund and 0.25% for each remaining Fund.

The American Express(R) Variable Portfolio Funds also have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a distribution fee at an annual rate up to 0.125% of each Fund's average daily net assets.

The American Express(R) Variable Portfolio Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:


FUND                                                                            PERCENTAGE RANGE
------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Bond Fund                                           0.050% to 0.025%
AXP(R) Variable Portfolio - Capital Resource Fund                               0.050% to 0.030%
AXP(R) Variable Portfolio - Cash Management Fund                                0.030% to 0.020%
AXP(R) Variable Portfolio - Extra Income Fund                                   0.050% to 0.025%
AXP(R) Variable Portfolio - Global Bond Fund                                    0.060% to 0.040%
AXP(R) Variable Portfolio - International Fund                                  0.060% to 0.035%
AXP(R) Variable Portfolio - Managed Fund                                        0.040% to 0.020%
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                              0.050% to 0.030%
AXP(R) Variable Portfolio - Strategy Aggressive Fund                            0.060% to 0.035%


The American Express(R) Variable Portfolio Funds pay custodian fees to American Express Trust Company, an affiliate of IDS Life.


                    IDS LIFE GROUP VARIABLE ANNUITY CONTRACT

7. INVESTMENT TRANSACTIONS

The Accounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2002 were as follows:

ACCOUNT        INVESTMENT                                                       PURCHASES
-------------------------------------------------------------------------------------------
G              AXP(R) Variable Portfolio - Bond Fund                          $  85,758,730
F              AXP(R) Variable Portfolio - Capital Resource Fund                206,908,805
H              AXP(R) Variable Portfolio - Cash Management Fund                 353,425,238
LZ             AXP(R) Variable Portfolio - Extra Income Fund                    104,488,921
KZ             AXP(R) Variable Portfolio - Global Bond Fund                      17,483,420
IZ             AXP(R) Variable Portfolio - International Fund                   181,790,585
N              AXP(R) Variable Portfolio - Managed Fund                         282,705,169
MZ             AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                18,463,656
JZ             AXP(R) Variable Portfolio - Strategy Aggressive Fund              14,393,804

8. FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the Accounts.

                                        G                F                H             LZ              KZ
                                  ----------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2000                  $        5.54    $       10.10     $      2.79    $      1.05     $     1.14
At Dec. 31, 2001                  $        5.91    $        8.19     $      2.86    $      1.10     $     1.14
At Dec. 31, 2002                  $        6.17    $        6.32     $      2.87    $      1.01     $     1.30
--------------------------------------------------------------------------------------------------------------
UNITS (000s)
At Dec. 31, 2001                        182,068          335,310          94,451        165,801         51,831
At Dec. 31, 2002                        152,852          254,879          78,538        135,204         50,932
--------------------------------------------------------------------------------------------------------------
NET ASSETS (000s)
At Dec. 31, 2001                  $   1,082,416    $   2,759,346     $   270,731    $   183,470     $   59,782
At Dec. 31, 2002                  $     950,711    $   1,621,268     $   225,517    $   138,769     $   66,851
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2001           6.44%            0.29%           3.58%         11.00%          3.28%
For the year ended Dec. 31, 2002           5.05%            0.52%           1.16%          7.83%          4.75%
--------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2001           1.00%            1.00%           1.00%          1.00%          1.00%
For the year ended Dec. 31, 2002           1.00%            1.00%           1.00%          1.00%          1.00%
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2001           6.68%          (18.91%)          2.51%          4.76%          0.00%
For the year ended Dec. 31, 2002           4.40%          (22.83%)          0.35%         (8.18%)        14.04%
--------------------------------------------------------------------------------------------------------------

                    IDS LIFE GROUP VARIABLE ANNUITY CONTRACT

                                       IZ                N                MZ            JZ
                                   ------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2000                   $      1.87     $        4.43     $      2.05    $      2.59
At Dec. 31, 2001                   $      1.32     $        3.92     $      1.69    $      1.72
At Dec. 31, 2002                   $      1.07     $        3.38     $      1.31    $      1.16
-----------------------------------------------------------------------------------------------
UNITS (000s)
At Dec. 31, 2001                       667,381           733,747       1,142,222        752,799
At Dec. 31, 2002                       509,030           559,481         907,437        559,621
-----------------------------------------------------------------------------------------------
NET ASSETS (000s)
At Dec. 31, 2001                   $   884,935     $   2,896,788     $ 1,946,274    $ 1,303,642
At Dec. 31, 2002                   $   547,078     $   1,907,833     $ 1,198,671    $   653,955
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2001          1.20%             2.49%           0.22%          0.20%
For the year ended Dec. 31, 2002          0.97%             2.55%           0.50%            --
-----------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2001          1.00%             1.00%           1.00%          1.00%
For the year ended Dec. 31, 2002          1.00%             1.00%           1.00%          1.00%
-----------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2001        (29.41%)          (11.51%)        (17.56%)       (33.59%)
For the year ended Dec. 31, 2002        (18.94%)          (13.78%)        (22.49%)       (32.56%)
-----------------------------------------------------------------------------------------------

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Accounts invest.
(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated.




                    IDS LIFE GROUP VARIABLE ANNUITY CONTRACT

                                                              S-6156-20 N (5/03)

PART C

Item 24. Financial Statements and Exhibits

(a)      Financial Statements included in Part A of this Registration Statement:

         IDS Life Insurance Company:

         Report of Independent Auditors dated Jan. 27, 2003
         Consolidated Balance Sheets as of Dec. 31, 2002 and 2001
         Consolidated Statements of Income for years ended Dec. 31, 2002, 2001, and 2000
         Consolidated Statements of Stockholder's Equity for the three years ended Dec. 31, 2002
         Consolidated Statements of Cash Flows for the years ended Dec. 31, 2002, 2001, and 2000
         Notes to Consolidated Financial Statements

         Financial Statements included in Part B of this Registration Statement:

         IDS Life Accounts G, F, H, LZ, KZ, IZ, N, MZ, and JZ:

         Report of Independent Auditors dated March 21, 2003
         Statements of Assets and Liabilities as of Dec. 31, 2002
         Statements of Operations for the year ended Dec. 31, 2002
         Statements of Changes in Net Assets for the years ended Dec. 31, 2002, and 2001
         Notes to Financial Statements

(b)      Exhibits:

1.1 Resolution of the Executive Committee of the Board of Directors of IDS Life adopted May 13, 1981, filed electronically as Exhibit 1.1 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

1.2 Resolution of the Executive Committee of the Board of Directors of IDS Life establishing Account N on April 17, 1985, filed electronically as
         Exhibit 1.2 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

1.3 Resolution of the Board of Directors of IDS Life establishing Accounts IZ and JZ on September 20, 1991, filed electronically as Exhibit 1.3 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

1.4 Consent in Writing in Lieu of Meeting of Board of Directors establishing Accounts MZ, KZ and LZ on April 2, 1996, filed electronically as Exhibit 1.4 to Post-Effective Amendment No. 6 to Registration Statement No. 33-47302, is incorporated by reference.

2.       Not applicable.

3.       Not applicable.

4. Form of Group Deferred Variable Annuity Contract (form 34660) dated April, 1992, filed electronically as Exhibit 4 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

5.       Copy of Variable Group Deferred  Annuity  Contract  Application  (form
         34661) dated May, 1992, filed electronically as Exhibit 5 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

6.1 Copy of Certificate of Incorporation of IDS Life, filed electronically as Exhibit 6.1 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

6.2 Copy of Amended and Restated By-Laws of IDS Life Insurance Company, is filed electronically herewith.

7.       Not applicable.

8.       Not applicable.

9. Opinion of counsel and consent to its use as to the legality of the securities registered is filed electronically herewith.

10.      Consent of Independent Auditors is filed electronically herewith.

11.      None.

12.      Not applicable.

13. Copy of schedule for computation of each performance quotation provided in the Registration Statement in response to Item 21, filed electronically as Exhibit 13 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

14.1 Power of Attorney to sign Amendments to this Registration Statement, dated April 9, 2002, filed electronically as Exhibit 15 to Post-Effective Amendment No. 12 to Registration Statement No. 33-47302, is incorporated by reference.

14.2 Power of Attorney to sign Amendments to this Registration Statement, dated Sept. 11, 2002, is filed electronically herewith.

14.3 Power of Attorney to sign Amendments to this Registration Statement, dated April 16, 2003, is filed electronically herewith.

Item 25. Directors and Officers of the Depositor (IDS Life Insurance Company)



Item 25. Directors and Officers of the Depositor (IDS Life Insurance Company)
         --------------------------------------------------------------------

Name                    Principal Business Address*    Position and Offices with Depositor
------------------------------------------------------ ----------------------------------------

Gumer C. Alvero                                        Director and Executive Vice President
                                                       - Annuities

Timothy V. Bechtold                                    Director and President


Walter S. Berman                                       Interim Treasurer


Barbara H. Fraser                                      Director, Chairman of the Board
                                                       and Chief Executive Officer

Lorraine R. Hart                                       Vice President, Investments


Eric L. Marhoun                                        Vice President, Assistant General
                                                       Counsel and Assistant Secretary

Timothy S. Meehan                                      Secretary


Jeryl A. Millner                                       Vice President and Controller


Mary Ellyn Minenko                                     Vice President, Assistant General
                                                       Counsel and Assistant Secretary

Barry J. Murphy                                        Director


Teresa J. Rasmussen                                    Vice President, General Counsel
                                                       and Assistant Secretary

Stephen W. Roszell                                     Director


Bridget Sperl                                          Executive Vice President - Client
                                                       Service

John T. Sweeney                                        Director and Executive Vice President - Finance


Beth E. Weimer                                         Chief Compliance Officer

* Unless otherwise noted, the business address is 70100 AXP Financial Center, Minneapolis, MN 55474.

Item 26.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant (Continued)


The following list includes the names of major subsidiaries of American Express Company.

                                                                                        Jurisdiction of
Name of Subsidiary                                                                      Incorporation

I. Travel Related Services
     American Express Travel Related Services Company, Inc.                             New York

II. International Banking Services

     American Express Bank Ltd.                                                         Connecticut

III. Companies engaged in Financial Services

     Advisory Capital Income, LLC                                                       Minnesota
     Advisory Capital Partners LLC                                                      Minnesota
     Advisory Capital Strategies Group Inc.                                             Minnesota
     Advisory Convertible Arbitage                                                      Minnesota
     Advisory Select LLC                                                                Delaware
     American Centurion Life Assurance Company                                          New York
     American Enterprise Investment Services Inc.                                       Minnesota
     American Enterprise Life Insurance Company                                         Indiana
     American Enterprise REO 1, LLC                                                     Minnesota
     American Express Asset Management Group Inc.                                       Minnesota
     American Express Asset Management International Inc.                               Minnesota
     American Express Asset Management International (Japan) Ltd.                       Japan
     American Express Asset Management Ltd.                                             England
     American Express Certificate Company                                               Delaware
     American Express Client Service Corporation                                        Minnesota
     American Express Corporation                                                       Delaware
     American Express Company                                                           New York
     American Express Financial Advisors Inc.                                           Delaware
     American Express Financial Advisors Japan Inc.                                     Delaware
     American Express Financial Corporation                                             Delaware
     American Express Insurance Agency of Alabama Inc.                                  Alabama
     American Express Insurance Agency of Arizona Inc.                                  Arizona
     American Express Insurance Agency of Idaho Inc.                                    Idaho
     American Express Insurance Agency of Maryland Inc.                                 Maryland
     American Express Insurance Agency of Massachusetts Inc.                            Massachusetts
     American Express Insurance Agency of Nevada Inc.                                   Nevada
     American Express Insurance Agency of New Mexico Inc.                               New Mexico
     American Express Insurance Agency of Oklahoma Inc.                                 Oklahoma
     American Express Insurance Agency of Texas Inc.                                    Texas
     American Express Insurance Agency of Wyoming Inc.                                  Wyoming
     American Express International Deposit Corporation                                 Cayman Island
     American Express Personal Trust Services, FSB                                      Federal
     American Express Property Casualty Insurance Agency of Kentucky Inc.               Kentucky
     American Express Property Casualty Insurance Agency of Maryland Inc.               Maryland
     American Express Property Casualty Insurance Agency of Mississippi Inc.            Mississippi
     American Express Property Casualty Insurance Agency of Pennsylvania Inc.           Pennsylvania
     American Express Property Casualty Insurance Agency - WI                           Wisconsin
     American Express Trust Company                                                     Minnesota
     American Partners Life Insurance Company                                           Arizona
     AMEX Assurance Company                                                             Illinois
     IDS Cable Corporation                                                              Minnesota
     IDS Cable II Corporation                                                           Minnesota
     IDS Capital Holdings Inc.                                                          Minnesota
     IDS Futures Brokerage Group                                                        Minnesota
     IDS Futures Corporation                                                            Minnesota
     IDS Insurance Agency of Arkansas                                                   Arkansas
     IDS Insurance Agency of Utah Inc.                                                  Utah
     IDS Life Insurance Company Investors Syndicate Development Corporation             Minnesota
     IDS REO1, LLC                                                                      Minnesota
     IDS REO2, LLC                                                                      Minnesota
     IDS Life Insurance Company of New York                                             New York
     IDS Management Corporation                                                         Minnesota
     IDS Partnership Services Corporation                                               Minnesota
     IDS Property Casualty Insurance Company                                            Wisconsin
     IDS Realty Corporation                                                             Minnesota
     Kenwood Capital Management LLC                                                     Delaware
     Northwinds Marketing Group, LLC                                                    Delaware

Item 27. Number of Contract owners

         As of March 31, 2003, there were 204,135 non-qualified contracts and 361,015 qualified contracts in the IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ and TZ.

Item 28. Indemnification


The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.

Item 29  Principal Underwriter (IDS Life Insurance Company)

(a) IDS Life is the principal underwriter, depositor, sponsor or investment adviser for IDS Life Variable Annuity Fund A, IDS Life Variable Annuity Fund B, IDS Life Series Fund, Inc., AXP Variable Portfolio - Income Series, Inc., AXP Variable Portfolio - Investment Series, Inc., AXP Variable Portfolio - Managed Series, Inc., AXP Variable Portfolio - Money Market Series, Inc., AXP Variable Portfolio - Partners Series, Inc., IDS Life Account MGA, IDS Life Account SBS, IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ and TZ, IDS Life Variable Account 10, IDS Life Variable Life Separate Account and IDS Life Variable Account for Smith Barney.

(b)  As to each director, officer, or partner of the principal underwriter:

     Name and Principal Business Address*  Position and Offices with Underwriter
     ------------------------------------  -------------------------------------
     Gumer C. Alvero                       Director and Executive
                                           Vice President - Annuities

     Timothy V. Bechtold                   Director and President

     Walter S. Berman                      Interim Treasurer

     Barbara H. Fraser                     Director, Chairman of the Board
                                           and Chief Executive Officer

     Lorraine R. Hart                      Vice President, Investments

     Eric L. Marhoun                       Vice President, Assistant General
                                           Counsel and Assistant Secretary

     Timothy S. Meehan                     Secretary

     Jeryl A. Millner                      Vice President and Controller

     Mary Ellyn Minenko                    Vice President, Assistant General
                                           Counsel and Assistant Secretary

     Barry J. Murphy                       Director

     Teresa J. Rasmussen                   Vice President, General Counsel
                                           and Assistant Secretary

     Stephen W. Roszell                    Director

     Bridget Sperl                         Executive Vice President - Client
                                           Service

     John T. Sweeney                       Director and Executive
                                           Vice President - Finance

     Beth E. Weimer                        Chief Compliance Officer

* Unless otherwise noted, the business address is 70100 AXP Financial Center, Minneapolis, MN 55474.


(c)

             Name of           Net Underwriting
             Principal         Discounts and         Compensation on      Brokerage
             Underwriter       Commissions            Redemption          Commissions     Compensation

             IDS Life          $37,418,102             None                None              None
             Insurance
             Company

--------------------------------------------------------------------------------
Item 30. Location of Accounts and Records

         IDS Life Insurance Company
         70100 AXP Financial Center
         Minneapolis, MN  55474

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to IDS Life Contract Owner Service at the address or phone number listed in the prospectus.

(d) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, IDS Life Insurance Company, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Minneapolis, and State of Minnesota, on the 23rd day of April, 2003.

         IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ and TZ
         -----------------------------------------------------------------------
                                        (Registrant)

                                              By IDS Life Insurance Company
                                                 -----------------------------
                                                          (Sponsor)

                                              By /s/ Timothy V. Bechtold*
                                                 -------------------------
                                                     Timothy V. Bechtold
                                                     President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 23rd day of April, 2003.

Signature                                          Title

Signature                                     Title

/s/  Gumer C. Alvero*                         Director
------------------------------------
     Gumer C. Alvero

/s/  Timothy V. Bechtold*                     Director and President
------------------------------------
     Timothy V. Bechtold

/s/  Barbara H. Fraser**                      Chairman of the Board of Directors
------------------------------------          and Chief Executive Officer
     Barbara H. Fraser                        (Chief Executive Officer)

/s/  Jeryl A. Millner***                      Vice President and Controller
------------------------------------          (Principal Accounting Officer)
     Jeryl A. Millner

/s/  Barry J. Murphy*                         Director
------------------------------------
     Barry J. Murphy

/s/  Stephen W. Roszell*                      Director
-----------------------------------
     Stephen W. Roszell

/s/  John T. Sweeney*                         Director and Executive
------------------------------------          Vice President - Finance
     John T. Sweeney                          (Principal Financial Officer)

* Signed pursuant to Power of Attorney, dated April 9, 2002, filed electronically as Exhibit 15 to Post-Effective Amendment No. 12 to Registration Statement No. 33-47302, by:

** Signed pursuant to Power of Attorney, dated Sept. 11, 2002, filed electronically herewith as Exhibit 14.2, by:

*** Signed pursuant to Power of Attorney, dated April 16, 2003, filed electronically herewith as Exhibit 14.3, by:


By:  /s/  Mary Ellyn Minenko
     -----------------------------
          Mary Ellyn Minenko

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 13 TO REGISTRATION STATEMENT NO.
33-47302

This Amendment is comprised of the following papers and documents:

The cover page.

Part A.

         The prospectus.

Part B.

         Statement of Additional Information.

         Financial Statements.

Part C.

         Other Information.

         The signatures.

Exhibits.